Exhibit 10.15
* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
MANUFACTURING AND COMMERCIAL SUPPLY AGREEMENT
(Veverimer)
THIS MANUFACTURING AND COMMERCIAL SUPPLY AGREEMENT (“CSA” or “Agreement”) is made effective as of the last date of signature hereto (the “Effective Date”) between Patheon Austria GmbH & Co KG, with its principal offices at St. Peter Strasse 25, 4021 Linz, Austria (“Patheon” or “Supplier”) and Tricida, Inc., a Delaware corporation, with its principal executive offices located at 7000 Shoreline Court, Suite 201, South San Francisco, CA 94080 (“Tricida” or “Purchaser”). Each party is sometimes referred to herein as a “Party” and the parties together as the “Parties.”
WHEREAS, Supplier has the expertise, resources, facilities and personnel for the process development and optimization, manufacture and supply of veverimer, also known as TRC101 (“Product”), and Purchaser desires to engage Supplier, and Supplier desires to be engaged to manufacture and supply Product and perform certain developmental services for Tricida pursuant to the terms and conditions below.
NOW, THEREFORE, in consideration of the foregoing and the promises contained in this CSA, Tricida and Supplier, intending to be legally bound, hereby agree as follows:
1.DEFINITIONS. In this CSA, the following terms shall have the meaning indicated below and if not defined below, then as the capitalized terms are defined and used in this CSA, including the recitals, Appendices, Schedules, and Exhibits hereto:
a.“API” means [***], the active pharmaceutical ingredient having the Chemical Abstract Service (CAS) Registry name [***] (CAS Substance Identifier [***]) having the capability to bind [***].
b.“Affiliate(s)” means any corporation, firm, partnership or other entity that controls, is controlled by or is under common control with a party. For purposes of this definition, “control” shall mean the ownership of at least fifty percent (50%) of such voting stock or any other comparable equity or ownership interest entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity, or the ability to cause the direction of the management or policies of a corporation or other entity. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence; provided that such foreign investor has the power to direct the management and policies of such entity.

c.“Agreement” shall have the meaning set forth in the preamble of this CSA.
d.“Applicable Laws” means (i) all applicable laws, rules, regulations, ordinances, guidance, guidelines, and standards, including cGMP, of the United States of America, the European Union, the United Kingdom and such other countries as listed in the applicable SOW or in an appendix to this CSA for the respective Services or any aspect thereof and the obligations of Patheon or Tricida, and where applicable state and/ or local Government Authority, as the context requires, under this CSA, including without limitation environmental, occupational health and safety, cGMP, and (ii) to the extent that any Services will be performed in a foreign jurisdiction identified in a SOW, all applicable laws, rules and regulations of such foreign jurisdiction relating to Patheon’s or Tricida’s obligations in connection therewith.
e.“Background IP” means all Intellectual Property owned or controlled by a Party as of the Effective Date of this CSA, or later generated, acquired or developed by a Party outside the scope of this CSA.
f.“[***]” means the price as described in Exhibit E.
g.“Batch” means a quantity of material that (a) is intended to have uniform character and quality within specified limits set forth in the Specifications or stability protocol, and (b) is produced according to a single Firm Order during the same [***] of Manufacture or pre-determined designated time period, and (c) is designated with a single Patheon lot number.
h.“cGMP” means the regulatory requirements for current good manufacturing practices with respect to the Manufacture of Product pursuant to this CSA, including the United States’ current Good Manufacturing Practices pursuant to the FDCA, and relevant regulations promulgated thereunder (including, without limitation, 21 C.F.R. Parts 11, 210 and 211), the European Union’s current Good Manufacturing Practices pursuant to EC Directive 2003/94/EC of 8 October 2003, and the International Conference on Harmonisation Guidance for Industry Q7 Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients, and any comparable regulatory requirements jointly designated by the Parties as applicable in a Firm Order, SOW, or an appendix to this CSA, as such regulatory requirements may be amended from time to time.
i.“[***]” means the Manufacture of [***] performed during a defined time period.
j.“Certificate of Analysis” or “CoA” means a document signed by a qualified and authorized employee or representative of Patheon certifying and confirming that Raw Materials or Product to which such document refers conform to the applicable specifications.
k.“Certificate of Compliance” means a certificate (which may be included in the Certificate of Analysis) signed by Patheon’s Qualified Person certifying and confirming that the Product to which such document refers has been Manufactured in accordance with the Master Batch Record, the Quality Agreement, applicable SOPs and cGMP.
l.“[***]” shall have the meaning set out in Section [***].
m. “Claim” shall have the meaning set forth in Section 15.1 Indemnification by Patheon.

n.“Cycle Time” shall mean the total amount of time between (aa) the commencement of the first Batch for the applicable time period and the completion of production of the final Batch for the applicable time period, divided by (bb) the total number of Batches for the applicable time period, with any interruptions in time between consecutive Batches caused by scheduling inefficiencies or during an individual Batch caused by technical issues or errors of shift operators being subtracted from the numerator.
o.“Effective Date” shall have the meaning set forth in the preamble of this CSA.
p.
q.“FDA” means the United States Food and Drug Administration, or any successor thereto, having the administrative authority to regulate the marketing of human pharmaceutical products or biological therapeutic products, drug delivery systems, and devices in the United States of America.
r.“FDCA” means the United States Federal Food, Drug and Cosmetic Act, as amended or supplemented from time to time.
s.“Facility” means [***] in Patheon’s FDA inspected production facility located at [***] and such other buildings at [***] related to any steps in Manufacturing activities, including Release, and any other sites or facilities agreed upon in a signed writing between the Parties at which any step in Manufacturing occurs or where any activities under any SOW are to be conducted. Unless otherwise agreed in the respective SOW, in the Quality Agreement, or other signed document between the Parties, the Product shall be Manufactured at the [***]. To the extent that developmental services are performed pursuant to this CSA, unless otherwise provided in the SOW, Supplier will perform such services at Supplier’s Facility in [***]. Supplier shall have the right to use other locations upon the Parties’ mutual agreement set forth in a signed writing.
t.“Field” means [***] that [***].
u.“Final Dosage Product” shall mean a final dosage pharmaceutical product containing the Product or that is derived from the Product.
v.“Firm Order” has the meaning set forth in Section 2.5 Order Process; Purchase Orders.
w.“Force Majeure” means any events or conditions that are not reasonably within the control of either Party, including but not limited to: acts of state or governmental action (including regional or national emergency), orders, legislation, regulations, restrictions, rationing by a Government Authority, riots, disturbance, terrorist threats or acts, war (declared or undeclared), strikes, lockouts, slowdowns, prolonged shortage of energy supplies, interruption of transportation, embargo (inability to procure or shortage of supply materials or equipment or production facilities), delay of subcontractors or vendors, fire, acts of God, earthquake, flood, hurricane, typhoon, explosion and accident.
x.“Government Authority” or “Regulatory Authority” means any national, regional, state or local government, court, governmental agency, authority, board, bureau, instrumentality or regulatory body in the United States, European Union, United Kingdom and such other countries as listed in an exhibit to this CSA or otherwise agreed to in a signed writing between the Parties which are relevant to the development, manufacturing, and commercialization of the Product.
y.“Improvements” are any changes to the Manufacturing process or Manufacturing equipment that will achieve cost savings and efficiencies in Manufacturing or increase the Patheon Maximum Manufacturing Commitment to Manufacture Product, including but not limited to improvements leading to reductions in Cycle Time, increases in Yield and Batch size, reduction of waste and solvent use..
z.“Improved [***]” means a process for the continuous preparation of [***] for use in the manufacture of [***]. For clarity, a batchwise process for the preparation of [***] is utilized in the current process as described in Exhibit F.
aa.“Increased [***]” means (i) a target quantity of approximately [***] with respect to the preparation of [***], (ii) a target quantity of approximately [***] with respect to the preparation of TRC101, and (iii) additionally any Minor Improvements required for the implementation thereof.
ab. “Initial Commitment” shall have the meaning set forth in Section 5.1 Initial Commitment.
ac.“Initial Term” shall have the meaning set forth in Section 11.1 Term; Renewal Term; Notice of Nonrenewal.
ad.“Intellectual Property” or “IP” means know-how and trade secrets; all inventions (whether patentable or unpatentable and whether or not reduced to practice), and all patents, patent applications, together with all reissuances, divisions, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof; all copyrightable works, all copyrights, and all applications, registrations and renewals in connection therewith; trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith; all other proprietary rights (including proprietary information); and all copies and tangible embodiments thereof (in whatever form or medium).
ae.“Intermediate” or “[***]” has the Chemical Abstract Service (CAS) Registry name: [***].
af. “JSC” shall have the meaning as set forth in Section 3.1 Joint Steering Committee.
ag.“[***] SOWS” shall have the meaning as set forth in Section 5.1 Initial Commitment.
ah. “Losses” shall have the meaning set forth in Section 15 Indemnification; Limitation of Liability.
ai.“MDA” means that certain Master Development/Validation Services and Clinical/ Launch Supply Agreement, between Tricida and Patheon, dated May 8, 2018.
aj.“Major Change” shall mean a change to the Manufacturing process other than [***] for commercial sale of Product. For the purpose of clarity, a change to the Manufacturing Process is a Major Change if in either Party’s good faith judgment such Regulatory Approval is required.
ak.“MT” means Metric Tons.

al.“Manufacture” means the production of TRC101 starting from Raw Materials to intermediates and then to Product and shall, where relevant, include receipt of materials, processing, manufacturing, assembling, Release, packaging, handling, testing, quality control, annual stability studies as required under cGMP and storage. “Manufactured” and “Manufacturing” shall be interpreted accordingly.
am.“Master Batch Record” shall have the meaning set forth in the Quality Agreement.
an.“Material Adverse Event” shall have the meaning set forth in Section 11.3(b)(1) Material Adverse Event.
ao. “Minimum Commitment” shall have the meaning set forth in Section 5.6 Tricida Minimum Commitment.
ap.“Minor Change” shall mean a change to the Manufacturing process which the Parties acting reasonably and in good faith agree does not require [***].
aq.“Non-Conforming Product” shall mean Product which has not been Manufactured in accordance with the requirements set forth in this CSA, including the Quality Agreement. “Non-Conformity” and “Non-Conform” shall be interpreted accordingly.
ar.“[***]” shall have the meaning set forth in Section 4.1 Facility Investment.
as.“Party” shall have the meaning set forth in the preamble of this CSA.
at.“Patheon Intellectual Property” means all Background IP owned or controlled by Patheon or its Affiliates.
au.“Patheon Maximum Manufacturing Commitment” means the maximum annual production quantity as described in Section 5.5 Patheon Maximum Manufacturing Commitment.
av. “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization.
aw.“Preferred [***] Suppliers” as of the Effective Date are [***], and such other suppliers as may hereafter be qualified as described in Section 7.1 Acquisition of Raw Materials.
ax.“Product” shall have the meaning set forth in the recitals, and as further described in the Quality Agreement.
ay.“Project Leader” shall have the meaning set forth in Section 3.2 Supply Management Team.
az.“Project Plan” means a written plan approved by the JSC and executed by the Parties for the applicable Services under an applicable SOW.
ba.“Purchase Order” has the meaning set forth in Section 2.5 Order Process; Purchase Orders.

bb.“Purchaser” shall have the meaning set forth in the preamble of this CSA.
bc.“Quality Agreement” means the Quality Agreement Validation and Commercial Drug Substance between Tricida and Patheon Austria GbmH & Co KG, dated [***], as amended, without the need for further amendment of this CSA. The Quality Agreement is incorporated herein by this reference.
bd.“Reduced Polymerization Time” means a suspension polymerization time for the preparation of [***]. For clarity, the Reduced Polymerization Time reflects a [***] from a [***] as described in Exhibit F.
be.“Raw Material(s)” shall mean the chemicals, starting materials, compounds, including [***], water, solvents, reagents and other materials and supplies, including disposable manufacturing materials and labeling and packaging materials, used in the Manufacturing of the Product.
bf.“Regulatory Authority” see Government Authority.
bg.“Release” means the end result of the process performed by Patheon in accordance with the Quality Agreement by which Patheon determines that a Batch of Intermediate or Product complies with the warranties in Section 9.3 Product Warranty. “Released” shall be interpreted accordingly.
bh.“Renewal Term” shall have the meaning set forth in Section 11.1 Term; Renewal Term; Notice of Nonrenewal.
bi.“Results” means the product or other deliverables made pursuant to this CSA, including the Product and the Manufacturing processes and know-how resulting from the performance of obligations under this CSA relating to the Product, the technical and quality documentation directly relating to the Product (exclusive of financial information or financial records of Patheon and data from electronic process control systems unless to the extent needed to resolve deviations), and all Intellectual Property rights conceived, developed, generated, and/or acquired under or in connection with the performance of the Services by Patheon. Results shall include, without limitation, any and all [***]. The Parties agree that the Results shall not, however, include any financial information or financial records of Patheon.
bj.“Re-Test Period” shall have the meaning set forth in Section 9.3 Product Warranty.
bk.“Re-Establishment Costs” shall have the meaning set out in Section 11.4 Consequences of Termination.
bl.“SMT” shall have the meaning set forth in Section 3.2 Supply Management Team.
bm.“Severable Improvements” means such improvements and enhancements to the processes, whether patentable or not, (i) generated by or on behalf of Patheon, alone or jointly with Tricida, (ii) during the course of the performance of the obligations under this CSA, including any Services, (iii) that are not [***], an [***], a product containing [***], or a [***] having the capability to [***], and (iv) can be used outside the Field.
bn.“Shipping Terms” shall have the meaning set forth in Section 2.6 Delivery Terms.

bo.“Specifications” means the specifications of the Product, along with the set of analytical test methods and acceptance criteria applicable thereto, as set forth in the Quality Agreement, as such Specifications may be amended in accordance with Section 6.2 Change in Specifications and the change control procedures in the Quality Agreement.
bp.“Statement of Work” or “SOW” means the agreement for specific Services signed by the Parties as further described in Section 2.4 SOWs.
bq.“Supplier” shall have the meaning set forth in the preamble of this CSA.
br.“Supply Year” shall mean a twelve month period starting on [***] of a calendar year and ending on [***] of the subsequent calendar year. The first Supply Year under this CSA will commence on [***] (with an actual start of Manufacturing not before [***]) and ending on [***]. For purposes of illustration, the [***] Supply Year or alternatively, the [***] Supply Year, Supply Year [***] or Supply Year [***] shall mean the Supply Year commencing [***] and ending [***].
bs.“Technical Dispute” shall have the meaning set forth in Section 6.5 Technical Dispute.
bt.“Term” shall have the meaning as set forth in Section 11.1 Term; Renewal Term; Notice of Nonrenewal.
bu.“Third Party” means any Person other than Tricida or Patheon or their respective Affiliates.
bv.“Tricida Intellectual Property” means Background IP owned or controlled by Tricida or its Affiliates.
bw.“Underperformance Event” shall have the meaning in Section 5.14(b) Significant Delays by Patheon Related to Underperformance.
2.SUPPLY OF PRODUCT; SERVICES GENERALLY
a.Product Specifications. Subject to the terms and conditions in this CSA, Patheon shall Manufacture and sell, and Tricida shall purchase and take delivery of Product meeting Specifications.
b.Services. During the Term, and subject to the terms and conditions of this CSA, Patheon shall Manufacture and supply Product in accordance with (i) the Specifications, (ii) Quality Agreement, (iii) cGMP, (iv) the Master Batch Record, (v) the covenants, representations and warranties of Supplier, and (vi) Applicable Laws. For the avoidance of doubt, subject to the Parties’ mutual agreement, Product may include deliverables yielded from validation activities and Services as set forth in a SOW and the Quality Agreement in accordance with the terms of this CSA, as described in applicable SOWs and the Quality Agreement. The Manufacturing of Product, process validation, projects to improve efficiency or Yield from manufacturing processes (e.g. Improvements such as Cycle Time projects) and any other projects set out in a SOW that cross-references and is incorporated into this CSA shall constitute “Services” under this CSA.
c.Subcontracting. Except as otherwise provided in the Quality Agreement, Patheon shall not subcontract any portion of the Services to be performed without the prior written consent of

Tricida, which consent may not be unreasonably withheld. If Patheon determines that proper Manufacturing of Product requires the retention of one or more Affiliates or subcontractors or consultants, Patheon will obtain the written approval of Tricida pursuant to this provision, and of any applicable Regulatory Authority (if required), before using any Affiliates, subcontractors, consultants or any other Third Party. Upon Tricida’s request, Patheon shall provide a list of all proposed subcontractors. Patheon shall cause its Affiliates, subcontractors, consultants and any other Third Parties to comply with the terms of this CSA, and Patheon’s use of Affiliates, subcontractors, consultants or any other Third Party, whether or not approved, shall not relieve Patheon of any of its obligations under this CSA and Patheon will be liable for and fully responsible to Tricida for any activities performed by any Affiliate, subcontractor, consultant or other Third Party to the same extent as if such activities were performed directly by Patheon. For the purpose of clarity, Patheon shall not be required to obtain Tricida’s prior written consent to the extent Patheon retains the services of a Third Party to perform Facility maintenance services, equipment repair and calibration, or other ancillary services in support of its contractual obligations hereunder.
d.SOWs. Unless otherwise agreed by the Parties in the applicable SOW, each SOW shall be separately priced. Unless otherwise agreed by the Parties in the SOW, development related activities shall be determined on a milestone basis rather than an hourly basis. Each SOW shall, at a minimum, specify the specific Services to be provided, quantities, duration and delivery dates, testing criteria and processes, project activities, any minimum output, late fees, if any, and the terms of compensation for each of the Services. In addition, if the SOW involves the purchase of Product, the requirements for the applicable Product, including any intermediates, shall be set forth in the SOW. Upon execution, each SOW (which shall be numbered sequentially, starting with the No. 10) shall be incorporated into this CSA by this reference.
e.Order Process; Purchase Orders. The Parties acknowledge and agree that, regardless of whether or not a Purchase Order was submitted by Tricida, Tricida’s purchase obligation with respect to quantities arises in accordance with the provisions of Section 5.4 Rolling Forecasts for Product. For administrative or accounting purposes, in connection with the binding portion of a Forecast, Tricida shall provide Patheon with purchase orders, in accordance with the timing set out in Section 5.4 Rolling Forecasts for Product, setting out the volume of Product(s) that comprise the quantities in the binding portion of any Forecast, intended Release dates (it being understood that the final definitive Release dates will be mutually agreed by the Parties acting reasonably and in accordance with this CSA) and delivery destinations (consistent with Shipping Terms herein) of Product and any other specific instructions that may be agreed in advance between the Parties (each a “Purchase Order”). All purchases of Product shall be on a non-exclusive basis. Supplier is obligated to accept and fulfill any Purchase Order that is consistent with the terms of this CSA and shall, within ten (10) business days of receipt, confirm its acceptance of each Tricida Purchase Order that is not inconsistent with the terms and conditions for the supply of Product under this CSA. Upon sending the confirmation, such Purchase Order shall become a firm order binding upon the Parties and referred to herein as a “Firm Order”. Failure of Patheon to timely issue a confirmation of any Purchase Order that is not inconsistent with this CSA shall be deemed a confirmation of the Purchase Order by Patheon and such Purchase Order shall constitute a Firm Order. Each Firm Order will consist of, and be governed by, the terms of this CSA, and in the event of any conflict or inconsistency between the terms of any Purchase Order, confirmation or general terms and conditions of the Parties and this CSA, the terms and conditions of this CSA shall control. Except as expressly provided by this CSA, no change to any SOW or Firm Order is binding unless agreed to in writing by both Parties (including but not limited to email).
f.Delivery Terms. Unless otherwise set forth in the applicable SOW or Firm Order, shipping terms for Product shall be [***] (“Shipping Terms”) and risk of loss and title to Product shall pass in accordance with delivery pursuant to such Shipping Terms.
g.Analytical Support. Patheon shall provide the analytical support for Raw Materials, intermediates and Product, in-process controls cleaning, potency, controls for impurities in Raw Materials, and/or Product, cGMP testing and documentation, and the like, according to the Quality Agreement and the Specifications and as required by this CSA or each Firm Order. Patheon shall maintain suitable written records to verify compliance with this Section and Tricida may audit such records in accordance with the Quality Agreement.
h.Non-Exclusive. All purchases of Product shall be on a non-exclusive basis and Purchaser shall have the right to maintain a multiple source strategy at all times. Subject to Section 5.6 Tricida Minimum Commitment, Purchaser shall be entitled to procure Product or equivalent or substitute products from other suppliers. This paragraph is in addition to any other multi-source rights provided for elsewhere in this CSA.
3.COMMITTEES AND TEAMS
a.Joint Steering Committee. The Parties hereby establish a Joint Steering Committee (the “JSC”) to review and discuss matters relating to the performance of the Parties’ respective obligations and the exercise of the Parties’ respective rights under this CSA. The JSC shall be a forum for strategic communications and planning on topics including the ongoing commercial development of the Product, regulatory approval of the Product, Raw Materials strategies, cost reduction initiatives, Improvements and similar high-level matters. The JSC shall have only the responsibilities and authority delegated to or vested in it in accordance with the terms of this CSA. For purposes of clarification, the JSC shall not have the right to amend this CSA or any SOW. The Steering Committee shall meet in person or by telephone at least twice per calendar year and more often on an as-needed basis. Minutes or summaries for such teleconferences or in-person meetings will be generated by Tricida, circulated among the members of the JSC and approved in a manner and in accordance with timing established by the JSC. Each Party shall appoint one senior executive of such appointing Party (or its Affiliates) and the respective heads of Quality Assurance, Quality Control, Drug Substance Manufacturing and Supplier’s Manufacturing site head or their respective delegate. The senior executive to be assigned by each Party shall be an officer with signature authority with respect to this CSA. The JSC shall be co-chaired. Responsibilities of the JSC shall include:
(1)To discuss matters relating to the collaboration between the Parties with respect to this CSA;
(2)To review any proposals for the revision of the Manufacturing or other Services to be performed pursuant to this CSA;
(3)To discuss and resolve any failure or inability of either Party to meet its contractual obligations pursuant to this CSA;

(4)To perform such other functions with respect to this CSA, Statements of Work, Firm Orders, or any ancillary agreements entered into pursuant to this CSA as the Parties may mutually agree in writing from time to time;
(5)To discuss and resolve matters concerning ongoing commercial development of the Product, Raw Materials strategies, regulatory approval for the Product, cost reduction initiatives and process improvement changes and other similar high level matters;
(6)To oversee the Supply Management Team; and
(7)To discuss and resolve, if possible, any dispute including invoice disputes, as referred to the JSC by a Party.
b.Supply Management Team. The Parties hereby establish a Supply Management Team (“SMT”) to coordinate and facilitate communications between the Parties about operational matters scheduling of [***], Release dates and delivery dates, the resolution of quality and issues with the then existing equipment, and similar matters of an operational nature and shall engage representatives of key functions, as necessary and consistent with Firm Orders, Statement of Work, and JSC guidance or instructions. The SMT shall be comprised of business management, project management, supply chain management, manufacturing and quality representatives. Each Party may replace any or all of its SMT Representatives at any time upon written notice to the other Party. The SMT shall serve as the primary contact points between the Parties and will be primarily responsible for facilitating the flow of information, interaction and collaboration between the Parties under this CSA. Minutes for such teleconferences or in-person meetings will be generated and circulated between the Project Leader and the members of the SMT. The SMT shall engage in teleconference meetings at a frequency as determined by the SMT to be necessary during the period beginning on the Effective Date and ending after the first Regulatory Authority approval of the Product for commercial sale and thereafter the SMT shall meet on a schedule to be determined by the Parties. All decisions by the SMT shall be made by unanimous decision, with the members of one Party cumulatively having one vote and the members of the other Party cumulatively having one vote. In addition, within ten (10) business days following the Effective Date, each Party will appoint (and notify the other Party of the identity of) a representative to act as its project manager for their collaboration under this CSA (“Project Leader”). Each Party may replace its Project Leader on written notice to the other Party. The Project Leader shall oversee the Parties’ participation in the SMT. For avoidance of doubt any decisions by the SMT leading to additional direct costs of Manufacturing shall only be implemented after corresponding written agreement of the Parties.
4.FACILITY INVESTMENT; PROCESS VALIDATION
a.Facility Investment. In consideration of the [***], the Parties agree that there is a need for investments (“Expansion [***]”) to improve [***] in Patheon’s FDA inspected [***] facility in [***] and build up the capacity necessary to meet the [***] manufacturing capacities for TRC101 of [***] of Product per Supply Year after implementation of the [***] as well as implementation of [***]. Tricida shall be responsible for reimbursing Patheon for [***] of the [***]. Patheon will invest [***] to enable building up the [***] by [***] for the purpose of providing [***] and of [***] of at least [***] of Product (the “Facility Investment”). The deadline for achieving [***] will be [***] (subject to [***] described in this Section) and the detailed list of [***] and the envisaged [***] with respect to the [***] prepared by Patheon with regard to the Facility Investment is attached as

Exhibit B. “[***]” shall mean an amount equivalent to [***] less the [***] but in no event more than [***]. In the event that the [***], the [***] shall be [***] and after such [***] any reference to the [***] shall be a reference to the [***] as modified by this sentence.
For avoidance of doubt, Patheon shall have no obligation to [***] required for product volumes beyond [***] per year.
b.Invoicing of [***]. The Parties agree that Patheon shall invoice Tricida for reimbursement of the [***] as follows: [***]. Invoices for any [***] shall be payable within [***] from receipt of Patheon’s invoice.
c.Details of Facility Investment. The details, list of major equipment, and envisaged project timelines for the delivery, installation and qualification of the equipment with respect to the [***] comprising the Facility Investment are prepared by Patheon and set out in Exhibit B. Patheon shall [***] as a result of the [***]. The Facility Investment will be completed in accordance with Applicable Laws in all material respects and in a reasonable, diligent and workmanlike manner, and Patheon shall use commercially reasonable efforts to meet all requirements necessary for the cGMP Manufacture of pharmaceutical products. Subject to Tricida’s reimbursement obligations set out in Section 4.1 Facility Investment, Patheon will be responsible for all costs, related to the Facility Investment. Except as otherwise provided herein, Tricida shall have no obligation for any amounts incurred in excess of the amounts set forth in Section 4.1 Facility Investments for the [***] with regards to the [***].
d.Process Validation. The Parties acknowledge and agree that the Facility Investment may result in process changes or modifications based on the Parties regulatory and quality assessment and may require a validation or revalidation of the Manufacturing process as defined in the Quality Agreement. If validation or revalidation of the Manufacturing process is required, such validation or revalidation shall be conducted in accordance with the terms of the Quality Agreement and a JSC approved Project Plan.
5.INITIAL COMMITMENT, FORECASTS; MAXIMUM SUPPLY COMMITMENT; MINIMUM COMMITMENT; PRICING AND PAYMENT; REDUCTIONS WITH RESPECT TO MINIMUM COMMITMENT
a.Initial Commitment. The SOW for the [***] (as such SOW was amended and restated) dated May 10, 2019, and the SOWs for the [***] and [***], each dated May 8, 2019 (collectively the “[***] SOWs”), each previously entered into by the Parties in accordance with the MDA, are incorporated herein by this reference.
The Parties acknowledge that the original [***] SOWs have been amended by the controlling terms in this CSA (for avoidance of doubt, Section 11.3 Termination, 11.4 Consequences of Termination and the timelines for the [***] as set forth in Exhibit C amend the [***] SOWs) in order to facilitate a [***] to meet [***]. The [***] SOWs as amended by this CSA are firm and binding and can only be further modified by mutual agreement of the Parties. Patheon will use its utmost best efforts to meet the timeline contemplated in this CSA regarding the [***] SOWs, with the timelines for the [***] being [***] to the timelines provided in Exhibit C. For the purpose of clarity, the late fees as described in the [***] shall [***]. Moreover, in the event of a [***], the Manufacturing of any [***] in the [***] may, [***] be at the [***] during the [***].

Tricida’s purchase commitment under this CSA for the [***] and [***] shall be for the quantities set forth in the [***] SOWS. Tricida and Patheon agree that the quantity of Product which Patheon shall Manufacture and Tricida shall purchase in the Supply Year [***] shall be [***]. Any volume changes will require mutual agreement of the Parties.
b.[***] Forecast. The Parties acknowledge that production planning is required in order to successfully achieve the obligations set forth in this Section 5. In connection with such planning, Tricida agrees to notify Patheon of its anticipated need for Product. Beginning in [***], Tricida shall provide Patheon with a [***] forecast of Tricida’s total worldwide requirements for Product. The [***] Forecast shall be updated in [***] of each [***] thereafter.
c.[***] Scheduling. Patheon shall Manufacture Product in [***], the length of each [***] to be determined by the Parties as set forth below in Section 5.7 Rolling [***] Schedule, reflecting the [***] ordered by Tricida.
d.Rolling Forecasts for Product.
(1)Rolling Forecast. In addition to the forecast required under Section 5.2 [***], subject to the timing provided in this Section 5.4, Tricida shall provide Patheon with its then-current forecast for the Manufacture of Product by Patheon, including volumes (“Rolling Forecast”). The forecasted volumes shall always be between the Patheon Maximum Manufacturing Commitment as per Section 5.5 and the Minimum Commitment as per Section 5.6.
(2)[***] Time Point. On [***] and on [***] (or the next business day if the date occurs on a weekend or holiday) of each following calendar year (the “[***]”), Tricida shall provide Patheon with its [***] for the Manufacture of Product by Patheon for the Supply Year that begins [***] from the [***] (the “[***] Demand Volume”) and the [***] Demand Volume will become [***] of the [***] Demand Volume. For purposes of illustration, it is anticipated that on [***], Tricida will provide Patheon with its then-current demand forecast for the Supply Year [***] and the [***] Demand Volume then-specified for Supply Year [***] will become firm for the Parties, plus or minus [***] of such [***] Demand Volume.
(3)[***] Time Point. On [***] and on the [***] (or the next business day if the date occurs on a weekend or holiday) of each following calendar year (the “[***] Time Point”), Tricida shall provide Patheon with its then-current demand forecast for the Manufacture of Product by Patheon for the Supply Year that begins [***] from the [***] Time Point (the “[***] Demand Volume”) and the [***] Demand Volume will become firm for the Parties, plus or minus [***] of the [***] Demand Volume. For purposes of illustration, it is anticipated that on [***], Tricida will provide Patheon with its then-current demand forecast for the Supply Year [***] and the [***] Demand Volume then-specified for the Supply Year [***] will become firm for the Parties, plus or minus [***] of such [***] Demand Volume. This volume shall then replace the number projected for that same Supply Year under Section 5.4(b) [***] Time Point.
(4)[***] Time Point. On [***] and on the [***] (or the next business day if the date occurs on a weekend or holiday) of each following calendar year (the “[***] Time Point”), Tricida shall provide Patheon with its then-current demand forecast for the Manufacture of Product by Patheon for the Supply Year that begins [***] from the [***] Time Point (the “[***] Demand Volume”) and the [***] Demand Volume will become firm for the Parties. This volume shall then replace the number projected for that same Supply Year under Section 5.4(c) [***] Time Point.

For purposes of illustration, it is anticipated that on [***] Tricida will provide Patheon with its then-current demand forecast for the Supply Year [***] and the [***] Demand Volume then-specified for the Supply Year [***] will become firm for the Parties, (i.e., plus or minus [***]). Tricida will promptly issue one or more Purchase Orders for such [***] Demand Volume and Patheon, in accordance with Section 2.5 Order Process; Purchase Orders, shall accept this Purchase Order to create a Firm Order under which Patheon shall Manufacture and Tricida will purchase the volumes of Product specified therein in accordance with the terms of this CSA. Following the start of production of a given manufacturing [***], it is estimated that the first Release of Product will be made after approximately [***].
e.Patheon Maximum Manufacturing Commitment. Each Supply Year during the Term, Patheon commits to Manufacture and reserves the Facility, personnel, equipment and other resources to meet the maximum annual supply and production quantity as set forth in this Section 5.5 (“Maximum Manufacturing Commitment”):
(1)Maximum Manufacturing Commitment for [***] and Supply Year [***]. The Patheon Maximum Manufacturing Commitment for the [***], are as set out in the [***] SOWS, and the Supply Year [***] are the same as the Tricida’s commitment to volumes as set forth in Section 5.1 Initial Commitment.
(2)Supply Years [***] and Beyond. The Patheon Maximum Manufacturing Commitment for the Supply Year [***] and each Supply Year thereafter shall increase to at least [***], provided that the [***] implementation of [***] as per Section [***] have been fully implemented.
(3)Effect of Improvements and Other Changes on Patheon Maximum Manufacturing Commitment. In the event any Improvements and/or other changes increase the capacity of the Facility, the Parties will make corresponding amendments to increase the Patheon Maximum Manufacturing Commitment amounts set forth above and document the same in a signed writing.
f.Tricida Minimum Commitment. Subject to the adjustments provided in this CSA, in consideration of Patheon’s reservation of the Patheon Maximum Manufacturing Commitment under Section 5.5 Patheon Maximum Manufacturing Commitment, Tricida commits to purchase from Patheon a quantity of Product that is not less than the annual minimum commitment under this CSA that is agreed to by the Parties (the “Minimum Commitment” or “Annual Minimum Commitment”). As of the Effective Date, the Minimum Commitment amount is as set out in Exhibit D. For purposes of clarity, the volume produced in a [***] is attributable to the Supply Year in which the [***] commences.
Furthermore, in the event that Tricida’s (including its licensees’ or/and permitted successors’ or assignees’ or other collaboration partners’) demand for [***] of Product; Tricida undertakes to [***] in the relevant Supply Year. The above obligation of Tricida shall not apply to the extent that [***] of Tricida.
g.Rolling [***] Schedule. The length of each [***] will be determined by the Parties or the SMT according to the volumes in the Firm Orders, subject to the Patheon Maximum Manufacturing Commitment of the Facility. The SMT shall collaborate in good faith to maintain a “Rolling [***] Schedule” that shall be consistent with the relevant Forecast and Firm Orders, and shall include (i) acquisition dates and quantities of Raw Materials, including [***], (ii) dates on which Patheon will commence the [***], (iii) anticipated Release dates, (iv) estimated shipment dates and destinations for each Batch of Product and (v) such other information as the SMT shall determine is useful in efficiently and cost-effectively managing Manufacturing [***] hereunder. The Parties shall communicate and cooperate in good faith to ensure that such schedule is as accurate and up-to-date as possible.
h.Price. Unless otherwise provided in this CSA, any reference to “Price” shall be a reference to the then current Price determined in accordance with Section 5.10 and Exhibit E.
i.Price for [***]. The Price for the Product volumes covered by the [***] SOWs are the Prices set forth in the [***] SOWs.
j.Price Determination. Beginning with the Supply Year [***] and for each Supply Year thereafter, the methodology for the determination of the applicable Price for Product will be as set forth in Exhibit E. Beginning as of [***], the Price for Product shall be [***] as [***] in accordance with Exhibit E. Using Exhibit E, the Parties will [***] for other [***] of Product in connection with any Firm Order. The Price for Product shall be stated on a per [***] basis in [***] and, except as expressly provided herein and in Exhibit E, shall include all activities required to Manufacture Product (including any intermediates), including the cost of all Raw Materials other than [***], transportation of Raw Materials to the Facility, and all other steps required for the Manufacture and Release of Product. The Parties agree that Price does not include the costs of [***]. Patheon will be reimbursed for [***] as provided in Section 5.18 Invoicing; Payment Terms.
k.Price [***].
(1)Recovery of Facility Investment. The Parties acknowledge and agree that once Patheon shall have [***] the [***] for its [***] in the Facility Investment ([***] of any [***] attributable to the [***]), in accordance with the methodology set forth in Exhibit E, the [***] shall thereafter be [***]. The Parties agree that Patheon shall have [***] upon the earlier of:
        1. the [***]; and
        2. Tricida’s exercise of the Option Notice pursuant to Section 5.12 Tricida Option  Regarding Price.
(b) Effect of [***] on [***] and Patheon Maximum Manufacturing Commitment. The Parties agree that, in accordance with the methodology set forth in Exhibit E, the [***] shall be [***] to reflect [***] and [***]. In addition, pursuant to the terms of Section 5.5 Patheon Maximum Manufacturing Commitment, [***] shall also increase Patheon’s Maximum Manufacturing Commitment.
(c) Improvement Initiatives. Patheon and Tricida are committed to continuous improvements.
1.The Parties, acting reasonably and in good faith, shall mutually agree to carry out [***] during the [***] Manufacturing [***] or later [***] in order to improve the Manufacturing Process as described in Exhibit F. Tricida shall not unreasonably withhold its consent to the implementation of [***] proposed by Patheon.

2.The Parties shall (i) validate [***] during the [***] and, once validated, implement [***] in the production of TRC101 during the [***], and (ii) validate [***] in the preparation of [***] and TRC101 during the [***] and, once validated, implement [***] in the production of [***] and TRC101 after [***] .
3.The Parties shall [***] the [***] and [***] in Supply Year [***] and implement [***] and [***] in the production of TRC101 after [***] by a [***] or at such earlier time as [***] may direct. [***] activities with respect to the [***] of [***] will be the subject of a separate SOW and Tricida shall determine the timing thereof within Supply Year [***]. For clarity, with the exception of the [***] activities, the [***] for the Manufacture of Product during Supply Year [***] will be [***] for the production of [***] and [***] for the production of Product.
4.The Parties, acting reasonably and in good faith, shall collaborate and mutually agree to validate Major Changes during Supply Year [***] or as otherwise agreed upon by the Parties in order to improve the Manufacture of Product.
5.Additionally, the Parties will in good faith collaborate and will separately agree on other Improvement projects. Patheon will use commercially reasonable efforts to effect Improvements, including utilizing, at its expense, its expertise in chemical process. Costs arising in connection with Improvement projects [***] shall be paid by [***], unless otherwise agreed by the Parties in this CSA or a signed document. [***] may develop Improvements directly or through a Third Party. For purposes of clarity, Exhibit F sets forth the documentation of the existing Manufacturing process.
6.Cooperation in Implementing Improvements. Subject to the terms of Section 6.2 Change in Specifications and Section 6.6 Process Change, the Parties will evaluate and, as appropriate, recommend Improvements for implementation into the Manufacture of Product. The Parties will work together cooperatively and use reasonable best efforts to implement any recommended Improvements, including reasonable cooperation with respect to scheduling [***] to [***] any [***] and other steps as necessary to ensure that [***] utilizing [***] conform to this CSA. In addition, Patheon will, at Tricida’s expense, reasonably assist Tricida in its efforts to obtain any Regulatory Approvals necessary or desirable to implement Improvements, including providing technical documentation and support, and Tricida will use commercially reasonable efforts to obtain such Regulatory Approvals as soon as reasonably possible.
7.Maximum Manufacturing Capability Increase. A further increase of Patheon’s manufacturing capacity beyond [***] is dependent upon [***] and/or the [***], and the mutual agreement of the Parties. The Parties acknowledge and agree that [***] may be required before Patheon commits to undertake any such efforts.
(1)Methodology. Beginning with the Supply Year [***], within 3 months from the conclusion of each [***], Patheon will calculate [***] for any Improvement, if any, using the methodology set forth in Exhibit E. It is agreed by the Parties that for Supply Year [***] and beyond for Price calculation purposes the [***] is capped as follows (even in case the [***]):
[***]
[***]

Furthermore, the Price for Product in effect at the start of any given [***] will not increase, even in the event that the [***] for that, or any subsequent [***], exceeds the [***] in effect at the start of such [***] except if there is [***] that [***].
(2)Cycle Time Records. Patheon shall calculate, based on actual Manufacturing data, the Cycle Times for the Manufacture of Product for each [***] and maintain reasonably detailed records of the Cycle Time for the production of Product for each [***]. Those records shall be subject to audit by Tricida from time to time upon reasonable request and advance notice.
(3)[***] Consumption Performance. In due time before the start of the first [***] under this CSA, the Parties shall agree on a conversion ratio for [***] per kg of Product manufactured (the “[***] Consumption Factor”). Thereafter, Patheon will strive to maintain its consumption of [***] over a full [***] on or below the “[***] Consumption Factor”.
If over a full [***] Patheon’s [***] consumption performance falls below the [***] Consumption Factor, the Parties shall meet and discuss and implement appropriate remediation actions to improve the performance.
(4)Costs and Benefits arising from Improvement Projects. Unless otherwise agreed by the Parties, [***] of the direct costs and development costs associated with implementation of [***] Improvement project, and [***] of the [***] arising from such [***] will be [***] by way of [***]. For clarity, such Improvement projects may be for the purpose of [***] for Firm Order quantities of less than [***], or increasing Patheon Maximum Manufacturing Commitment to an amount in excess of [***].
a.Tricida Option Regarding [***]. At all times during the Term, Tricida shall have an option to request a [***] in return for a [***] of the remaining [***]. This option may be exercised by Tricida providing Notice to Patheon of the [***] for the (“Option Notice”). After receipt of such Option Notice, the Parties shall meet and calculate the proposed impact of the [***] applying the methodology set forth in Exhibit E (i.e. assuming a [***]). No obligation shall arise until the Parties mutually agree in writing upon the [***] and [***]. In the event that the Parties are not able to reach agreement within [***] after the receipt of the Option Notice, this matter shall be subject to the dispute resolution provisions of Section 19 Governing Law; Dispute Resolution. For the avoidance of doubt, this Option shall be deemed modified to take into account any [***] separately agreed to after [***], if any.
b.Raw Material Cost [***]. Tricida and Patheon agree that, as of the Supply Year [***] and onwards, the [***] in costs of [***] and [***] over the [***] included as part of the [***] shall be treated as [***]. Therefore, if over the course of a [***], the [***] and [***] deviate from the [***] of [***] as per Exhibit E, Patheon shall notify Tricida in writing within 3 months of the end of the respective [***] and provide documentation to provide reasonable substantiation of any [***]. Where there is a variance, the [***] and [***] shall be [***] and a [***] shall be [***] (reflecting the full amount of such [***]) and a [***] made by [***] within [***] of the Parties’ agreement as to the amount of the [***].
c.Consequences of Delay in Delivery. Patheon acknowledges the importance to Tricida of consistent timely delivery of Product in accordance with Firm Orders and the associated costs to Tricida of untimely deliveries which may result in delays in the delivery of veverimer to patients. Therefore, in addition to any rights provided under this CSA, the following shall apply:

(1)Late Fees. In addition to any other rights of Purchaser, at law or in equity, the following rights may arise in case of delays of [***] in Release of Product under any part of a Firm Order starting with the Supply Year [***]. Purchaser may be entitled to take a discount equal to [***] of the invoiced value for delayed Product for every [***] of the delayed shipment subject to a maximum reduction of [***], provided, that Supplier shall not be required to pay such late fee associated with a late delivery if caused by a Force Majeure Event or if the late delivery is attributable to the implementation of an Improvement initiative, or for other reasons outside the control of and not attributable to Supplier, such as, for example, Purchaser’s breach of this CSA or any applicable SOW. Such late fees shall cease to apply with respect to any delayed Product to the extent [***] elects to [***] the quantities in the [***] and [***]. Purchaser may exercise its [***] for any [***] under this Section. Such [***] shall be applied [***] under the related [***] for the [***] and then to other [***].
(2)Significant Delays by Patheon Related to Underperformance. In addition to any other rights that are provided for a breach under this CSA or under Applicable Laws (including any rights of termination), beginning with the Supply Year [***], in the event that any delay in delivery from the scheduled and mutually agreed upon definitive Release Dates mutually agreed upon under Section 2.5 exceeds [***] or that the quantity of Product to be produced during a [***] or a year is [***] or less of the target quantity under a Firm Order for that same time period and such delay is (i) not [***] in connection with [***], or (ii) not caused by other reasons attributable to Tricida, such as for example Tricida’s breach of this CSA or any applicable SOW (each an “Underperformance Event”), by providing Notice of its election or written waiver of its right to the JSC, Tricida, in its sole discretion, may cancel, without liability to Tricida, [***].
(3)Impact of Underperformance on Minimum Commitment; Reductions. In addition to any other rights under this CSA, in the event that Patheon’s Underperformance Event under Section 5.14(b) results in a [***], Tricida shall have a right, exercisable by providing Notice to Patheon, to reduce the quantity for the next Supply Year in an amount [***]. Effective for each subsequent Supply Year after the then-current Supply Year, (i) the quantity in the Firm Order for each such Supply Year shall be reduced [***], (ii) the Minimum Commitment for the corresponding Supply Year shall be similarly reduced but (iii) the [***] for the [***]. For the avoidance of doubt, with respect to reductions under this Sections, Tricida shall not be obligated to pay any amounts to Patheon with respect to the difference in the volume of Products between the Minimum Commitment and the Minimum Commitment as reduced by this Section for the applicable Supply Year(s).
d.Impact for Inventory Overages; Reduction. Notwithstanding anything to the contrary in Section 5.4 Rolling Forecast for Product, beginning on or after [***], at any [***] Time Point, if, in Tricida’s good faith estimate, the cumulative quantity of Product sold by Tricida over the immediately preceding [***] does not exceed [***] of the cumulative quantity of Product specified in Firm Orders for those same [***] (i) Tricida shall have a right to provide Patheon with a [***] that is less than the Minimum Commitment provided in Exhibit D (“Reduced [***] Demand Volume”) for the Supply Year that begins twelve months from such [***] Time Point (“Reduced Demand Supply Year”), (ii) the Minimum Commitment and the related Firm Orders for the corresponding Reduced Demand Supply Year shall be similarly reduced but (iii) the Price for the affected Firm Order and corresponding Minimum Commitment in such Reduced Demand Supply Year shall remain the same as the Price that Tricida would have otherwise paid if the Firm Order and Minimum Commitment were unchanged. The Reduced [***] Demand Volume and related reduced Firm Orders for a Supply Year may be [***] or [***] or more of Product, but shall not be between zero and [***] of Product. In addition to payment of the Price for Product delivered, as consideration for the rights granted under this Section to reduce the Minimum Commitment, Tricida shall pay to Patheon an amount equal to [***] (“Reduced Inventory Charge”). Moreover, Tricida shall reimburse Patheon for the non-cancellable Raw Material commitments, if any, which Patheon had already made for the relevant Supply Year prior to receiving the Reduced [***] Demand Volume and such Raw Materials shall be stored for later [***] and Tricida shall receive a credit for any payment under this Section when such Raw Materials are used in subsequent Supply Years.
For purposes of illustration, if Tricida’s good faith estimate of the cumulative quantity of Product sold by Tricida in the [***] Supply Years is [***], the cumulative quantity of Product specified in Firm Orders for those same [***] Supply Years is [***], and the [***] Supply Year is [***], notwithstanding anything to the contrary in Section 5.4 (i) on [***] Tricida may provide Patheon with a Reduced [***] Demand Volume for any amount that is [***] for the [***] Supply Year [***] and in this example we will use [***], (ii) the Price for the [***] for the [***] Supply Year would be [***] from what the Price otherwise would have been if the Reduced [***] Demand Volume for the [***] Supply Year had been [***], and (iii) [***] would be obligated to [***] for the [***] Supply Year [***].
The JSC shall establish the documentation to be provided by Tricida to Patheon to substantiate the inventory overage calculated under this Section and deadlines for providing such documentation. The Reduced Inventory Charge shall be invoiced by Patheon within [***] after the expiration of each affected Reduced Demand Supply Year and undisputed invoices shall be due and payable not later than [***] after receipt of such invoices.
e.Impact for Delays in Regulatory Approval; Reduction. At any time that, in Tricida’s good faith judgment, there will be a delay in obtaining Regulatory Approval that will likely exceed [***], (i) Tricida shall have a right with respect to the [***] SOWS to reduce its Minimum Commitment and Firm Orders likely to be affected by such delay until such time as Regulatory Approval is obtained, and (ii) Tricida shall have a right at each successive [***] Time Point until Regulatory Approval is obtained to provide Patheon with a [***] Volume for the applicable Reduced Demand Supply Year, and the Minimum Commitment and the related Firm Orders for the corresponding Reduced Demand Supply Year shall be similarly reduced. With respect to Supply Years, the Reduced [***] Demand Volume for any Supply Year and related Firm Orders may be [***] of Product. In the event of any reduction under this Section, the Price for Firm Orders for the reduced Minimum Commitment shall remain the same as the Price that Tricida would have otherwise paid if the Firm Order and Minimum Commitment were unchanged. In addition to payment of the Price for Product delivered, as consideration for the rights granted under this Section to reduce the Minimum Commitment, Tricida shall pay to Patheon the Reduced Inventory Charge for any affected Supply Years [***] as set out on Exhibit D (as adjusted by other provisions of this CSA) and the [***]. The JSC shall establish the documentation to be provided by Tricida to Patheon to substantiate the delay and deadlines for providing such documentation. Moreover, Tricida shall reimburse Patheon for the non-cancellable Raw Material commitments, if any, which Patheon had already made for the [***] prior to receiving the [***] Volume and such Raw Materials shall be stored for later [***] and Tricida shall receive a credit for any payment under this Section when such Raw Materials are used in subsequent Supply Years.

For purposes of illustration, if in Tricida’s good faith judgment Tricida determines in [***] that there will be a [***] that will [***], notwithstanding anything to the contrary in Sections 5.4 (i) on [***] may provide Patheon with a Reduced [***] Demand Volume for [***] and in this example we will use [***] for the [***] Supply Year (i.e., the Reduced Demand Supply Year in this illustration), (ii) the Price for the [***] for the [***] Supply Year would be [***] from what the Price otherwise would have been if the Reduced [***] Demand Volume for the [***] Supply Year had been [***], and (iii) Tricida would be obligated to [***] for the [***] Supply Year [***] (the difference between [***] and [***]).
The Reduced Inventory Charge shall be invoiced by Patheon within [***] after the expiration of each affected Reduced Demand Supply Year and undisputed invoices shall be due and payable not later than [***] after receipt of such invoices.
f.Stability Testing. Upon Tricida’s request Patheon shall conduct stability testing required by cGMP and the Quality Agreement. Any additional stability testing requested by Tricida shall be subject to mutual agreement of the Parties on the protocol, costs and other relevant terms.
g.Invoicing; Payment Terms.
(1)Invoicing and Payment Terms. All arrangements under the CSA shall be expressed in [***]. With respect to the delivery of Product, no payment shall be due and Tricida shall have no obligation to pay until receipt of a proper invoice issued after Release from Patheon or as otherwise agreed between the Parties. Patheon will invoice Tricida for Product after Release. Patheon shall invoice Tricida for Services under any SOW at the time set out in the SOW or if no invoicing provisions with respect to the Services are provided in the SOW, upon completion of the Services. Unless otherwise explicitly stated in this CSA Tricida shall pay invoices within [***] of receipt.
Patheon will invoice Tricida for [***] for any upcoming [***] after receipt of a certificate of analysis for the respective batch from the applicable vendor and Tricida shall pay such invoices within [***] of receipt of each undisputed invoice. Unless otherwise set out in this CSA, all amounts for [***] shall be in USD. In the event that certain volumes of [***] for which Tricida has already made payment under this Section 5.18(a) Invoicing and Payment Terms are deficient, Patheon shall (i) either repay or credit the payment to Tricida, or (ii) arrange for replacement of the deficient [***] at Patheon’s costs.
If any portion of an invoice is disputed, Tricida will pay Patheon the undisputed amount and the Parties will use good faith efforts to resolve the disputed amount as soon as practicable. Interest on undisputed past due accounts will accrue at a rate of [***]. Where there is a variance between the anticipated [***] costs and the actual [***] costs, a balancing payment shall be made by Tricida to Patheon or Patheon to Tricida (as applicable) within [***] from the end of the [***] (based upon a corresponding written report of Patheon).
(2)Right of Set-Off. Without prejudice to any other right or remedy Tricida may have, Tricida reserves the right to set-off at any time any uncontested and/or enforceable counter claims and may withhold payment of line items that are the subject of a good faith dispute until such time as the dispute is resolved, provided that Tricida notifies Patheon of the nature of the dispute promptly following receipt of the invoice. For clarity and the avoidance of doubt, Tricida shall promptly pay all line items on an invoice that are not subject to a good faith dispute. If not amounts are outstanding, Patheon shall issue a refund payable within [***] of Tricida’s request for same.
(3)Exclusions from Price or Fees in any SOW. Any payment due to Patheon under this CSA in consideration for the provision of Services by Patheon to Tricida is exclusive of value added taxes (“VAT”), turnover taxes, sales taxes or similar taxes, including any related interest and penalties (hereinafter all referred to as “Transaction Tax”). If any Transaction Tax is payable on a Service supplied by Patheon to Tricida under this CSA, this Transaction Tax will be added to the invoice amount as a separate line item and will be for the account of (and reimbursable to Patheon by) Tricida.
(4)Transaction Tax. If any Transaction Tax on the supplies by Patheon is payable by Tricida under a reverse charge or withholding procedure (i.e., shifting of liability, accounting or payment requirement to recipient of supplies), Tricida will ensure that Patheon will not effectively be held liable for this Transaction Tax by the relevant taxing authorities or other parties.
(5)Invoices and VAT. Where applicable, Patheon will use commercially reasonable efforts to ensure that its invoices to Tricida are issued in such a way that these invoices meet the requirements for deduction of input VAT by Tricida, if Tricida is permitted by law to do so.
(6)Transaction Tax Assistance. Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by applicable laws, of Transaction Tax resulting from payments made under this CSA, such recovery to be for the benefit of the Party bearing such Transaction Tax.
(7)Duties. Tricida will bear the cost of all duties, levies, tariffs and similar charges (and any related interest and penalties) (together “Duties”) however designated, arising from the performance of the Services by Patheon, including (without limitation) those imposed as a result of the shipping of materials (including drug substance, materials, components and finished Product) to, from or between Patheon site(s). If these Duties are incurred by Patheon, then Patheon shall be entitled to invoice Tricida for these Duties at the time that they are incurred. Patheon shall bear and pay all governmental (including federal, state and local) taxes based upon or measured by its net income, its personal property and all franchise taxes based upon its corporate existence, or its general corporate right to transact business. Notwithstanding any contrary terms in this Section 5, in the event of material changes to Applicable Laws that are reasonably likely to materially increase the cost of providing the Services, the Parties shall review the potential impact and negotiate in good faith any applicable changes to the Prices and/or Fees, as applicable.
(8)Disputing Invoices. Tricida may in good faith question any amount invoiced under this CSA. The Parties shall negotiate in good faith to resolve any such questions and shall exchange all relevant documentation that may assist with such resolution. Upon resolution, Tricida shall pay or Patheon shall refund the agreed amount. Undisputed amounts shall be paid according to Section 5.9(a) above. If the Parties are unable to resolve the amounts under dispute, the Parties shall follow the process under Section 19 Governing Law; Dispute Resolution.

(9)Accounting Records. Patheon shall maintain accurate and complete accounting records relating to the Manufacture of Product under this CSA in accordance with generally accepted accounting principles and practices consistently applied. To the extent such records are reasonably relevant to determining whether Patheon is complying with its obligations regarding price determination, Raw Material cost invoicing, Raw Material Cost [***], capital expenditure cost invoicing, Reduced Inventory Charges, and any other charges under this CSA, Tricida may audit the records or have the records audited by an independent international public accounting firm, reasonably acceptable to Patheon, in accordance with Section 10.1. For this purpose, Patheon shall retain such records for a period of no less than [***] from the date of payment of each invoice by Tricida or such longer period as required by Applicable Laws. The costs of the audit shall be borne by Tricida unless such audit finds that Patheon overcharged Tricida by [***] or more for the period audited, in which case Tricida’s out of pocket expenses incurred in connection with the audit will be borne by Patheon. Patheon shall promptly refund the amount of any overcharge and related audit charges, if applicable.
8.QUALITY AGREEMENT; CHANGES IN SPECIFICATIONS; OTHER MATTERS
a.Quality Agreement. Consistent with the definition of the Quality Agreement, the Quality Agreement will provide guidelines with regard to the quality of the Product and each Party’s responsibilities regarding quality systems practices and activities concerning the Product. Provided proposed changes in the Quality Agreement are consistent with industry standards, the Parties will not unreasonably withhold or delay its consent to execute amendments to the Quality Agreement as are reasonably requested, from time to time by the other Party. In the event that the proposed changes would result in additional direct costs, the reasonable direct costs arising in connection with the implementation of proposed changes will be borne by Tricida, unless otherwise agreed by Patheon in a signed writing. Patheon will use commercially reasonable efforts to provide an estimate of such costs prior to implementation.
b.Change in Specifications. The Specifications may be amended (i) unilaterally by Tricida if and to the extent such an amendment is reasonably required to comply with requirements set by Regulatory Authorities in one or more of the United States, European Union, Japan, and China or (ii) when mutually agreed by the Parties in a signed writing (the “Change in Specifications”). Upon receipt of a written request for Change in Specifications from Tricida, Patheon shall promptly and, in any event, within [***] (unless a longer period is agreed upon by the Parties), (i) determine the impact of the requested Change in Specifications on the Manufacturing process (including any revalidation of analytical methods), (ii) provide a timeline for their implementation, and (iii) propose an increase or decrease in the Price for Product, if applicable, incorporating the Change in Specifications.
c.Effect of Change in Specifications on Manufacturing. Upon Patheon’s receipt of a written notice from Tricida regarding any necessary Change in Specifications (e.g. mainly as required for regulatory or patient safety reasons), Patheon shall stop Manufacture and shall commence or continue to Manufacture only after receipt of Tricida’s written permission to commence or continue. Tricida shall have no obligation to accept or pay for Product Manufactured after any receipt of a notice under this Section with regard to any Change in Specifications unless Tricida provides written consent to proceed with Manufacturing prior to implementation of the respective Change in Specifications.

Tricida shall in this case (i) pay for Product manufactured up to the date of termination of the relevant [***], (ii) reimburse Patheon for the [***] in connection with the [***] of the relevant [***] calculated by multiplying the [***] by the [***] ; and (iii) reimburse Patheon for all other [***] in connection with such [***] not covered in [***]. Patheon shall use commercially reasonable efforts to mitigate such costs.
d.Implementation of Change in Specifications. No Change in Specifications shall be implemented unless the prior approval of applicable Regulatory Authorities to the change, if required, has been obtained. The Parties will closely cooperate and use their commercially reasonable efforts to agree upon the implementation steps with respect to any Change in Specifications and, if the implementation in the Facility is technically feasible, implement the requested Change in Specifications as soon as reasonably practicable, subject always to Tricida’s prior approval on the method of implementation, timeline, and the impact on Price based upon the anticipated increase or decrease in costs and expenses of Patheon as a result of incorporating the Change in Specifications. For the purpose of clarity, the general principle shall be that Tricida shall reimburse Patheon for costs incurred in connection with the implementation of approved Change in Specification, unless otherwise agreed by the Parties in a signed writing. Upon the agreement of the Parties in accordance with this Section and completion of the change control procedure per the Quality Agreement, revalidation of the manufacturing process, if required, the Change in Specifications will be incorporated into the then current Specifications and the amended Specifications shall thereafter be Specifications for all purposes under this CSA. Notwithstanding any contrary terms herein, the inability of the Parties to mutually agree upon a Price shall not be subject to the dispute resolution provisions of Section 19.2 Governing Law; Dispute Resolution.
e.Technical Dispute. If a dispute arises between the Parties whether and/or to which extent the implementation of any Change in Specifications is reasonably required to comply with the requirements set by the FDA (a “Technical Dispute”), the Parties will make commercially reasonable efforts to resolve the dispute by amicable negotiations. The Technical Dispute shall be referred to the JSC first to engage in negotiations and then the Executives of each Party will, as soon as possible and in any event no later than [***] (or other mutually agreeable period) after a written request from either Party to the other, meet in good faith to resolve any Technical Dispute. If, despite this meeting, the Parties are unable to resolve the Technical Dispute within a reasonable time, and in any event within [***]of the written request, the Technical Dispute will, at the written request of either Party, be referred for determination to an expert in the substantive technical area involved in the dispute selected by mutual agreement of the Parties (acting as an expert and not as an arbitrator). Notwithstanding any contrary terms in this CSA, the costs of the expert(s) (including any costs of appointment through any applicable arbitration organization) shall be shared equally by the Parties unless the expert determines that one Party’s position was manifestly unreasonable, in which case such Party shall bear all of such costs. If, within [***] of the written request for appointment of an expert, the Parties cannot mutually agree upon the expert to be used, they shall instead follow the dispute resolution process under Section 19 Governing Law; Dispute Resolution for all purposes of resolving the Technical Dispute. Each Party will provide the expert(s) or arbitrators, as applicable, with an initial, detailed statement of the issues in dispute and such Party’s position on such issues. Each Party shall promptly provide the expert(s) with all information requested by him or her to aid in resolution of the dispute. The decision of the expert or arbitrators, as applicable, shall be final and binding upon the Parties.

f.Process Change. Notwithstanding the preceding Section 6.2 Change in Specifications, any other changes to Raw Materials, vendors of Raw Materials, materials, equipment, release testing, any significant manufacturing changes or other aspects of the Services, including Manufacturing services, addressed in the Quality Agreement (each a “Process Change”) will be subject to a mutually agreeable formal process for joint review and approval set out in the Quality Agreement without the need to amend this CSA or any SOW. The Parties acknowledge and agree that Tricida retains the right to change the Specifications for Product at all times pursuant to Section 6.2 Change in Specifications. Unless otherwise approved by Tricida, no Process Change shall be implemented unless the prior approval of applicable Regulatory Authorities to the change, if required, has been obtained. The Parties will use commercially reasonable efforts to implement such Process Changes and to get timely clearance of such Process Changes by Regulatory Authorities, provided that, unless otherwise agreed by the Parties, all increases in costs arising in connection with such approved Process Change shall be borne by Tricida and any decreases in costs arising in connection with such Process Change shall be passed on to Tricida after Patheon has recovered its reasonable costs The Parties agree that any changes in vendors for Raw Materials shall be made in accordance with an agreed upon procedure and the Quality Agreement, which procedure shall include a process to verify that any new vendor can supply sufficient Raw Materials in a timely manner which does not alter or change the overall quality of the Product. Tricida shall have the right to withhold its consent to any changes in vendors of Raw Materials in its sole discretion.
g.Records. Patheon shall, in accordance with Applicable Laws and the Quality Agreement, maintain complete and accurate Manufacturing records. The original Manufacturing records shall be held in secure storage by Patheon for the applicable periods required by the Quality Agreement or any longer period required by Applicable Laws. Patheon shall provide Tricida with access to and copies of all such records upon request and reasonable advance notice.
9.RAW AND STARTING MATERIALS
a.Acquisition of Raw Materials. Except as otherwise provided in this CSA or in the applicable SOW, Patheon will obtain all Raw Materials, including [***], necessary to the Manufacture of the Product, which will include all aspect of quality, logistics and chemical legislation (e.g. REACH) for the acquisition of Raw Materials. Patheon shall use commercially reasonable efforts to obtain competitive pricing on Raw Materials and to reliably secure sourcing of sufficient supplies. All related reasonable, direct, out-of-pocket costs for the qualification of Raw Materials and [***]have to be borne by Tricida. Acquisition of quantities beyond amounts consistent with the terms of any Forecasts or otherwise not authorized in writing by Tricida (email is sufficient) is done at Patheon’s risk, unless otherwise expressly authorized under this CSA. Patheon undertakes to store Raw Materials which have not been used in a given manufacturing [***]free of charge until the following [***]. Patheon acknowledges that substantial quantities of the Raw Material [***]are required for the manufacture of Product and that Tricida has identified and will continue to identify suppliers to supply [***] (“Preferred Suppliers”) for purchase by Patheon. Patheon agrees to purchase [***] only from Tricida’s Preferred Suppliers and Tricida shall take steps to ensure, taking into consideration typical lead times in the industry, that such Preferred Suppliers are able to timely cover Patheon’s [***] demand hereunder considering industry typical lead times, subject in all cases to the successful qualification of such Preferred Suppliers. Patheon will not enter into any arrangement, direct or indirect, by which a Preferred Supplier agrees to supply Raw Material [***] only to Patheon or its

Affiliates. [***] shall be used solely to perform this CSA and no Raw Materials [***], in-process materials, and/or derivatives shall be used or transferred to any Third Party without prior written approval of Tricida. Patheon may, in its sole discretion, identify and qualify [***] suppliers to become additional Preferred Suppliers and if pre-approved in writing by Tricida be allowed to use their [***] to Manufacture Product. Likewise, Patheon shall have the option to manufacture [***] in-house or to use [***] manufactured by [***], if pre-approved in writing by Tricida. Tricida shall not unreasonably withhold its consent and pre-approval and shall treat Patheon as preferred supplier of [***], provided that Patheon or [***] offer [***] supply at Competitive Conditions (as defined below) and in accordance with the required quality and all regulatory requirements. “Competitive Conditions” shall mean at or below the [***] price for [***] offered for the [***] (e.g. similar [***]) by the [***] Preferred [***] Suppliers. Upon satisfactory completion of any required qualification activities by Patheon, each Preferred Supplier shall be deemed approved by Patheon as a supplier as required by the Quality Agreement.
b.Risk of Loss. Risk of loss with respect to Raw Materials sourced by Patheon shall remain with Patheon at all times. For the purpose of clarity, all [***] is to be treated as sourced by Patheon. Prior to delivery in accordance with the Shipping Terms, Patheon shall be solely responsible for insuring the Raw Materials and Product against loss or damage. Patheon agrees to carry coverage in amounts not less than the amounts set forth in Section 13 Insurance. Patheon shall be responsible and liable for any loss of or damage to Raw Materials, in-process materials, Product and/or derivatives while in the possession or under the control of Patheon, including loss or damage due to Patheon’s gross negligence or willful misconduct in its handling or storing of Raw Materials (“Material Losses”). Material Losses shall not include Raw Materials used for authorized samples and testing and process development activities under SOWs and Improvement activities under Section 5.11 Price [***]. Tricida shall have no financial responsibility for any Material Losses and the costs of the same shall not be passed on to Tricida. In the event that Tricida has already advanced Fees or advanced other amounts to Patheon for any Raw Materials that are considered under this Section to be the subject of Material Losses, Patheon shall replace such Raw Materials at no further cost to Tricida or reimburse Tricida for those expenses.
c.Other Raw Materials. During the first [***] after the Effective Date, in an effort to develop a multiple source strategy and reduce dependency on a single source for Raw Materials, Patheon will suggest additional or alternative Third Party suppliers and will qualify and contract with such Third Parties as are agreed upon by Tricida, subject to the terms of Section 6.6 Process Change. Patheon shall pay for the supply of Raw Materials as may be necessary to Manufacture Product (including without limitation to package such materials) in accordance with this CSA and the Quality Agreement. Patheon shall use the Raw Materials delivered pursuant to orders placed under this CSA only for Manufacturing Product. The Price for Product shall include the purchase price of all Raw Materials (other than [***]) subject to Section 5.13 Raw Material Cost [***]. In addition the Price shall include the costs of transportation and freight expenses to the Facility and any associated taxes, duties, customs, insurance and fees for the export, import, carriage and transportation of all Raw Materials, all at Patheon’s actual cost, without any administrative fee or other mark up.
10.RELEASE; DELIVERY

a.Release. Unless the Parties otherwise agree, with respect to specific Batches, all Product will be Released by Patheon prior to delivery to the shipper for shipment. Tricida shall have no obligation to pay the Price for any Batch of Product that is not properly Released.
b.Storage. Storage of Product in the ordinary course until Release and for a [***] period of [***] from Release will be addressed in the Quality Agreement. Storage services for Product for the period beyond [***] will be subject to [***] between the [***] with the [***]. In case storage of Product is required and [***], Patheon will [***], it being understood that Patheon shall [***], unless otherwise agreed.
c.Preparation of Shipping Authorization. Unless otherwise provided in the CSA or an applicable SOW, Patheon will prepare shipments of the Product in accordance with a verified shipping authorization (as described below), this CSA and any other applicable shipping instructions, including packaging requirements. Each shipping authorization shall specify the specific materials to be included in the Firm Order, the quantity, and the recipient and site address. Subject to the Release requirements of the Quality Agreement, Patheon will use commercially reasonable efforts to prepare shipments of Product in order to meet agreed shipping dates.
d.Transportation; Delivery. The Parties utilizing their respect expertise, through the SMT, shall use commercially reasonable efforts to minimize the costs of transportation and associated duties and other delivery-related expenses whenever possible by, among other things, advance scheduling, negotiating discounts, and reasonable sourcing of shippers. Tricida will initiate and arrange for shipment of Product by means of the carrier and/or carrier account number designated by Tricida. In choosing a carrier, due consideration shall be given by Tricida to Thermo Fisher Logistic Service or other well-established providers recommended by Patheon, provided Thermo Fisher Logistic Service or other recommended providers offer fees and delivery estimates that in Tricida’s sole discretion are equal to or better than those of Tricida’s other carriers or carrier quotes. Tricida shall provide instructions to Patheon necessary to enable Tricida to ship the Product in accordance with such arrangements, including without limitation any temperature conditions and Patheon shall provide assistance, as is commercially reasonable, to complete any import or export documentation. Patheon shall notify Tricida when the Product is ready for shipment. Patheon shall ship Product to Tricida, or such nominee as designated by Tricida in writing, and in the quantities and for delivery by not later than [***] after the applicable Release date in the Firm Order, unless otherwise agreed in a signed writing between the Parties, and otherwise in accordance with the specific storage, packaging, shipping and delivery provisions set out in the applicable Firm Order and the Specifications. Tricida shall be solely responsible for the proper classification and valuation of the Product for the United States, and foreign customs purposes (including without limitation the assignment of the proper commodity codes). Unless otherwise set forth in this CSA or an applicable SOW, if the Product is to be exported out of Austria, Patheon shall obtain required export or import licenses applicable to the Product. In accordance with the Shipping Terms, Tricida will reimburse Patheon for actual costs, charges, expenses and import and export duties incurred by Patheon for delivery and transportation of Product in accordance with the Shipping Terms.
11.INSPECTION; WARRANTIES
a.Inspection. Within [***] from (a) receipt of a Batch of Product by Tricida or its designee or (b) delivery of the executed Certificate of Analysis and Certificate of Compliance for the Batch

of Product by Patheon to Tricida, and prior to their use in downstream processing Tricida or its designee may inspect (i) the integrity of the packaging of the Product and (ii) the quantity and the identity of Product received. In the event that Tricida or its designee discovers any apparent damages or discrepancy with respect to the Product received, Tricida, acting reasonably, and in good faith, may reject such Batch as Non-Conforming by written notice made of rejection to Patheon in accordance with the terms of the Quality Agreement.
(1)Non-Conforming Product Not Meeting Terms of Product Warranty. In the event that Purchaser alleges that any Product are Non-Conforming as such Product does not meet the terms of the Product Warranty (established below), such discrepancy shall be handled as a warranty claim for Defective Product under the terms of Section 9.3 Product Warranty and Section 9.4 Warranty Claims Process.
(2)Non-Conforming for Reasons Other than Failure to Meet Product Warranty. Allegations that Product is Non-Conforming for any other reason other than as set out in Section 9.1(a), shall be handled under this Section 9.1(b) after consultation between the Parties.
b.Process for Non-Conforming Product at Inspection. Within [***] of receiving any timely notice of complaint from Tricida of Non-Conforming Product under Section 9.1(b), Patheon will respond stating in writing whether (a) it accepts the complaint or (b) it disputes the complaint, in which case the Parties hereto shall consult and negotiate with each other and, recognizing their mutual interests, attempt to reach a satisfactory resolution. If the Parties do not reach such resolution within a period of [***] after Patheon’s notice disputing the complaint, the Parties shall each escalate the matter to a Vice President of their organization and thereafter if the Parties do not reach such resolution within the next [***], the Parties shall resolve such dispute pursuant to the provisions of Section 19 Governing Law; Dispute Resolution. If Patheon does not provide written notice that it disputes Tricida’s complaint within [***] of receiving timely notice from Tricida, it will be deemed to have accepted such complaint.
If Patheon agrees that the Product in such Batch are Non-Conforming Product, Patheon will consult with Tricida, and depending on Tricida’s preference either (i) [***] within a commercially reasonable timeframe, at Patheon’s expense, including [***], or (ii) promptly [***] of any [***] for that particular[***] including [***]. Where possible, any replacement Product shall be made as promptly as reasonably practicable after Patheon’s acceptance of Tricida’s complaint, in light of available manufacturing capacity and in light of Patheon’s manufacturing commitments in the Facility. In the event of any shortage in Product shipped, Patheon shall take all commercially reasonable steps to correct any such deficiency, including shipping Product on an expedited basis at its costs and expense pursuant to instructions obtained from Tricida acting in a commercially reasonable manner. The Parties may agree on additional remedies for late delivery of Product in the applicable SOW, Firm Order, or this CSA. Tricida shall have the right to conduct further investigations as defined in the Quality Agreement or otherwise provided in this CSA after Patheon has carried out its remedial actions.
c.Product Warranty. Patheon represents, warrants and covenants that all Product shall be manufactured in accordance with cGMP, Applicable Laws, the Quality Agreement and the agreed manufacturing process and as of the date of delivery and throughout the established API re-test period of [***] (“Re-test Period”) meet the Specifications, even if the nonconformity does not become apparent until after acceptance. Notwithstanding the foregoing, Patheon shall have no responsibility for non-compliance of Product with the Specifications which arises after the

Release of a given Batch as a consequence of naturally occurring degradation of the Product as such naturally occurring degradation is established under Stability Study conditions, or of any acts or omissions of Tricida after delivery or a Force Majeure event and in such event(s), in the absence of any other issues, the relevant Batch of Product shall be deemed to meet the Product Warranty (as defined below) and Tricida shall be obligated to pay for such Batch.
Patheon further represents, warrants and covenants that Product when Released shall not be adulterated or misbranded by Patheon as those terms are used in the FDCA. The warranties provided in this Section 9.3 shall be referred to as the “Product Warranty”. This Section 9.3 will survive the termination of this CSA. All Product Warranties shall run to Tricida, its licensees, its permitted successors and permitted assigns. The warranty period for any replacement product shall be for the Re-test Period of the respective Batch for such replacement Product.
d.Warranty Claim Process. Tricida, at its sole option, may inspect or have its designee inspect all or a sample of the Product, and may reject all or any portion of the Product, including replacement Product, if the Product does not meet the terms of the Product Warranty provided in Section 9.3, including but not limited to the Specifications. Any prior inspection or other action by Tricida under this CSA shall not reduce or otherwise affect Patheon’s obligations under the Product Warranty. In the event that Tricida reasonably believes that any Batch of the Product does not meet the Product Warranty provided in Section 9.3, such discrepancy shall be handled as a warranty claim under the terms of this Section 9.4. Tricida shall promptly provide Patheon with a notice of rejection specifying how the Product did not meet the Product Warranty (“Defective Product”) in reasonable detail accompanied by supporting data and written reports relating to tests, studies or investigations, if any, performed to date by or on behalf of Tricida with respect to the alleged failure to meet the Product Warranty. If Tricida fails to provide a rejection notice within the Re-test Period, Tricida will be deemed to have waived its right to reject such Batch as Defective Product. If Patheon becomes aware that any shipment of Product is or may be Defective Product, Patheon will promptly notify Tricida.
(1)Patheon Analysis. Tricida’s rejection of any Defective Product shall be conclusive unless Patheon notifies Tricida in writing within [***] of receipt by Patheon of the Tricida Notice of Defective Product that it objects to such rejection. Patheon may, in its notice of objection, require Tricida to return samples of the Defective Product in question, at Patheon’s cost and risk, for further testing and/or permit a representative of Patheon to examine the Defective Product at the premises of Tricida or its designee. Patheon shall complete any investigation of Defective Product within [***] of the later of delivery of its notice of objection to Tricida or the receipt of samples of the Defective Product, if samples are requested by Patheon.
(2)Disputing Warranty Claims. If Patheon disputes the complaint, the Parties hereto shall consult and negotiate with each other and, recognizing their mutual interests, attempt to reach a satisfactory resolution. If the Parties do not reach such resolution within a period of [***] after Patheon’s notice disputing the complaint, the Parties shall each escalate the matter to a Vice President of their organization and thereafter if the Parties do not reach such resolution within the next [***], the Parties will resolve such matter by referring such dispute to a mutually acceptable independent scientific and technical expert of recognized repute within the pharmaceutical and chemical industries acceptable to both Parties to review (as an expert and not an arbitrator) the Parties’ evidence supporting their positions relating to such alleged Defective Product and the Parties will cooperate with each other to ensure that such expert has appropriate information and agreements in place to enable it to make a determination. If the

Parties are not able to agree upon an expert within such period, the expert will be selected by the American Arbitration Association. The findings of the expert shall be final and conclusively binding on the Parties, absent manifest error. Such independent Third Party expert shall arrange for the testing of the applicable Batch or run and shall determine whether such Batch or run met or did not meet the Product Warranty.
(3)Alleged Defective Product Meets Product Warranty. If it is determined by the Parties or the expert under this Section 9.4 that the rejected Product did meet the Product Warranty, Tricida shall pay for such Batch and be responsible for the cost of any Third Party expert and the independent laboratory appointed by the expert and shall reimburse Patheon for the costs of the return of samples of the Rejected Batch, as well as any other direct costs or expenses reasonably incurred by Patheon, as a result of the rejection.
(4)Alleged Defective Product Fails to Meet Product Warranty or No Objection. If Patheon fails to timely object to Tricida’s rejection in accordance with this Section 9.4, or if the Parties agree or the expert determines under this Section 9.4 that the rejected Batch did not meet the Product Warranty, then Patheon shall be responsible for the associated cost of any Third Party expert and the independent laboratory appointed by the expert and Tricida shall return the alleged Defective Product to Patheon for destruction which destruction in all cases will comply with all Applicable Laws, and Patheon shall bear all costs and expenses of the transportation and destruction of any rejected Batch and all other costs and expenses associated with the rejected Batch including the reasonable expenses incurred by Tricida in any testing or examination of the rejected Batch.
e.Remedy for Nonconformity with Product Warranty. Patheon will consult with Tricida, and upon their mutual agreement, Patheon will either (i) replace the Product from such Batch within a commercially reasonable timeframe at Patheon’s expense (including the cost of [***] and other Raw Materials and components and all transportation and freight expenses), or (ii) issue a full refund or credit of any amounts paid or payable for that particular Batch by Tricida for such Product, including amounts paid for [***]. Where possible, any replacement Product shall be made as promptly as reasonably practicable after Patheon’s acceptance of Tricida’s complaint, in light of available manufacturing capacity and in light of Patheon’s existing manufacturing commitments in the Facility.
f.Data Retention. If not addressed in the Quality Agreement, the original of the raw data shall be archived at Patheon in accordance with Applicable Laws, including without limitation United States Code of Federal Regulations Title 21, part 210 and 211 and similar laws of the European Union, the United Kingdom and such other countries as are listed in the applicable SOW or in an appendix to this CSA, as applicable.
g.Representations and Warranties.
(1)Mutual Warranties. Each Party covenants, represents and warrants to the other that the execution, delivery and performance of this CSA has been duly authorized by all requisite corporate action on the part of such Party and that this CSA constitutes the legal, valid and binding obligation of such Party and is enforceable against such Party in accordance with its terms, subject to bankruptcy insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

(2)Additional Representations and Warranties By Patheon. Patheon hereby represents and warrants to Tricida that:
1.Patheon shall perform the Services, including Manufacturing, in accordance with all Applicable Laws. Without limiting the generality of the foregoing, Patheon will comply with all applicable anti-corruption laws, rules and regulations, and will reasonably cooperate with Tricida’s diligence efforts in order to satisfy each Party’s obligations under the United States Foreign Corrupt Practices Act, as amended (“FCPA”) and any applicable similar laws of the European Union, the United Kingdom and such other countries as are listed in an exhibit to this CSA, an applicable SOW or other signed writing between the Parties. Patheon represents and warrants that Patheon and anyone acting on its behalf in connection with this CSA (collectively, the “Patheon Representatives”) have not and shall not pay, give, offer or promise, directly or indirectly, to pay or give, or authorize the payment, directly or indirectly, of any money or anything of value to any foreign government official or employee (including employees of state-owned institutions), for the purpose of (i) influencing any act or decision of such official or of such government, (ii) inducing that person to do or omit doing any act in violation of his or her lawful duty, (iii) securing an improper advantage, or (iv) influencing such official to use his influence with the government to effect or influence the decision of such government, in order to assist Tricida or Patheon in obtaining or retaining business for or with or directing business to any person or to or secure an improper advantage for Tricida or Patheon. Furthermore, Patheon nor any of its Patheon Representatives is a government official or has a personal, business, or other relationship or association with any government official or close family member of any government official who may have responsibility for or oversight of any business activities of Patheon, other than any relationships or associations that have been disclosed in writing to Tricida. Patheon represent and warrants that it has adopted and maintains adequate policies, procedures and controls to ensure that it has complied and is in compliance with all applicable anti-bribery law, including at a minimum policies and procedures relating to prevention of bribery, accounting for financial transactions, due diligence on third parties and training of personnel.
2.Patheon warrants, represents and certifies that it and to its knowledge on due inquiry, at all times during the Term, its subcontractors are not debarred under 21 U.S.C. 335(a) and the services of any Persons debarred under Section 306 (a) or (b) of the Federal FDCA or convicted of a crime for which a Person could be debarred were not and will not be used in any capacity in conjunction with the Services and if Patheon is debarred or receives notice of an action or threat of action of debarment or if Patheon receives notice or becomes aware of the debarment or threat of action of debarment of any individual or entity providing Services under this CSA, Patheon shall promptly notify Tricida and Tricida shall have the right to terminate this CSA with no further obligations owed immediately upon receipt of such notice
3.Patheon covenants, represents and warrants to its knowledge upon due inquiry, Patheon Intellectual Property does not infringe or misappropriate any valid intellectual property rights of any Third Party.
4.To Patheon’s knowledge as of the Effective Date, it has all necessary rights to perform the Services to be carried out pursuant to this CSA and the performance of such

Services by Patheon or its Affiliates or its or their contractors or agents will not infringe any Third Party rights or intellectual property rights, provided that this confirmation and warranty shall not apply to Third Party claims that result from the use of Tricida Background IP or any other technology required by Product or process Specifications and that are Specifications provided by Tricida to Patheon for the performance of Services hereunder.
5.Patheon shall transfer all Product free and clear of any liens or encumbrances of any kind arising through Patheon or its Affiliates or their respective agents or subcontractors (subject to Tricida’s payment obligations therefor).
(3)Additional Representations and Warranties By Tricida. Tricida hereby represents and warrants to Patheon that:
1.Tricida will perform its obligations under this CSA in compliance with Applicable Laws.
2.Tricida covenants, represents and warrants that it has the authority to enter into this CSA without the consent of any Third Party, and to its knowledge as of the Effective Date, the API does not infringe or misappropriate any valid intellectual property rights of any Third Party.
3.Tricida covenants, represents and warrants that (i) the use, distribution, marketing, and/or sale of the Product by Tricida and its distributors and licensees shall comply with all Applicable Laws in all material respects, (ii) it has (or will have prior to first commercial sale of the Product) and shall maintain all necessary and applicable licenses, registrations and permits for the distribution, marketing and sale the Product in the jurisdictions in which such distribution, marketing or sales occur, and (iii) it will comply with the U.S. Foreign Corrupt Practices Act.
4.To Tricida’s knowledge upon due inquiry, (i) it has all necessary rights to perform its obligations under this CSA and (ii) the Manufacture of Product in accordance with Tricida Background IP, manufacturing processes directed by Tricida (to the extent not modified by Patheon) and/or any other technology required by Product or process specifications and that are Specifications provided by Tricida to Patheon for the performance of Services hereunder will not infringe any Third Party rights or intellectual property rights of any Third Party.
(4)Each of Tricida and Patheon agree to give prompt written notice to the other if it becomes aware during the term of this CSA of any action or development that would cause any warranty in this Section 9.7 to become untrue.
a.Disclaimer of Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THIS CSA, NEITHER PARTY MAKES ANY WARRANTIES, WRITTEN, ORAL, EXPRESS OR IMPLIED AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE HEREBY ARE DISCLAIMED. NO WARRANTIES OF A PARTY MAY BE CHANGED EXCEPT IN WRITING SIGNED BY A DULY AUTHORIZED REPRESENTATIVE OF SUCH PARTY.
5.AUDITS AND INSPECTIONS; SAFETY ISSUES

a.Tricida and Regulatory Audits and Inspections. In addition to any quality cGMP audits permitted under the Quality Agreement, Tricida, at its own cost and expense and upon reasonable prior written notice, reserves the right to perform or to have its representative (reasonably acceptable to Patheon), perform audits for costs of Raw Materials that were invoiced, Prices, perform audits regarding Cycle Times, Improvement Price reductions, compliance with anti-bribery or anti-corruption or similar Applicable Laws. Audit shall be limited to a [***] of [***] performed by [***] for up to [***] per subject matter referenced in the preceding sentence (unless the audit is an audit for an alleged breach) (“Compliance Audits”). Such audits may be on-site, by telephone, online or in writing. All on-site audits will be conducted during normal business hours and will be reasonable in scope and duration.
b.Notices Regarding Safety of Product. Patheon shall provide Tricida with prompt notice of any information it receives from any source regarding adverse events associated with the Product. For serious events (based upon a good faith evaluation), notice must be given by telephone within [***] after receipt of the information, followed by Notice in accordance with Section 17 Notices not more than [***] thereafter. Tricida will be responsible for handling all Product safety complaints, including any necessary communications with the FDA or any other Regulatory Authority and filing any reports with the FDA or other Regulatory Authority concerning such safety matters. Patheon will cooperate and provide reasonable assistance in responding to any safety-related requests for information, including reviews of retained samples and Manufacturing and test protocols as well as testing the API against the appropriate retained samples, if required. Tricida will reimburse Patheon for direct, reasonable costs and expenses incurred therewith, unless the safety issue arises from Patheon’s non-compliance with the Product Warranty. In comparison, Patheon shall solely bear all such costs and expenses to the extent the safety issue arises from Product not meeting the Product Warranty and shall reimburse Tricida accordingly, subject to Section 15.4 Limitations of Liability.
c.Regulatory Support. Patheon shall assist Tricida in the preparation of documentation in relation to the Manufacture of Product as may be reasonably required by Tricida in support of Tricida’s submissions to Regulatory Authorities in respect of the Product and the Manufacture of Product in the same countries that are the countries included in the definition of Applicable Laws. Patheon shall also assist Tricida in the preparation of other documentation relating to the Manufacture of Product as may be reasonably required by Tricida in support of other submissions to the FDA; EMEA and the corresponding Regulatory Authority in the same countries that are the countries included in the definition of Applicable Laws. Patheon shall also respond in a timely manner, with due consideration to the nature of the circumstances and to any reasonable timing requested by Tricida, to all queries and requests for information from the FDA, EMEA and the corresponding Regulatory Authority in the in the same countries that are the countries included in the definition of Applicable Laws. Tricida shall pay Patheon’s reasonable expenses incurred in connection with any of the foregoing.
d.Safety; Product Recalls. To the extent not already done so in connection with previous agreements between the Parties, Tricida shall inform Patheon immediately of any important information relating to the activity, side effects, toxicity and/or safety of the Product and its Manufacture that is or becomes known to Tricida during the Term of this CSA and that is relevant to the performance of the Services by Patheon. If Patheon or Tricida is required or requested by any Regulatory Authority or other Government Authority, or if Tricida in its sole discretion otherwise elects, to recall, withdraw or dispose of any Product for any reason (“Recall”), Tricida shall be responsible for conducting any Recall of such Product, and Patheon shall cooperate with and give all reasonable assistance to Tricida in conducting any such Recall. Tricida will reimburse Patheon for direct, reasonable costs and expenses incurred therewith, except to the extent the Recall arises from Patheon’s non-compliance with Product Warranty. In comparison, Patheon shall solely bear all such costs and expenses to the extent the Recall arises from Product not meeting the Product Warranty and shall reimburse Tricida accordingly, subject to Section 15.4 Limitations of Liability.
6.TERM; RENEWAL; TERMINATION.
a.Term; Renewal Term; Notice of Nonrenewal. The initial term of this CSA shall commence on the Effective Date and shall continue in effect for an initial term ending June 30, 2030 (the “Initial Term”), unless earlier terminated under the terms of this CSA. This CSA shall automatically renew for up to two (2) subsequent, consecutive periods of three (3) years each (each a “Renewal Term”), unless earlier terminated under the terms of this CSA. Either Party may serve written notice of nonrenewal (a) at least three (3) years before the expiration of the Initial Term to terminate the Agreement at the conclusion of the Initial Term, or (b) at least three (3) years before the expiration of the first Renewal Term to terminate the Agreement at the conclusion of the first Renewal Term. The Initial Term and Renewal Term(s), if any, shall be referred to collectively as the “Term.”
b.Term of SOWs. The term of each SOW shall commence on the effective date provided in the applicable SOW and shall continue for the term provided in such SOW or if no term is provided, until completion of the Services in the relevant SOW, unless earlier terminated by either Party as provided below. In the event that any SOW is in effect at the time of the termination or expiration of this CSA, the terms of this CSA shall continue for the sole purpose of giving effect to such SOW.
c.Termination.
(1)For Material Breach. A Party may, without prejudice to its other rights and remedies, terminate this CSA immediately upon notice to the other Party if such other Party is in breach of any material obligations (each a “Material Breach”) under this CSA and/or terminate any SOW if the other Party materially breaches any of the provisions of this CSA or the respective SOW and such breach is not timely cured by the breaching Party within a time period reasonably allowing Patheon or Tricida, as the case may be, to cure the breach (the “Remediation Period”), after receiving written notice from the non-breaching Party giving particulars of the breach. Furthermore, a Party may, without prejudice to its other rights and remedies, terminate this CSA and/or any SOW immediately upon notice to the other Party if proceedings are commenced in any court of competent jurisdiction by or against such other Party seeking the liquidation, administration, winding up, bankruptcy or dissolution of such other Party (otherwise than for the purposes of a solvent reorganization), or an administrative or other receiver, manager, trustee, liquidator, administrator or similar officer is appointed over all or any substantial part of the assets of such other Party, or such other Party enters into or proposes any composition or arrangement with its creditors generally, or anything analogous to any of these events occurs in any applicable jurisdiction. The right to terminate the Agreement in accordance with this Section 11.3(a) must be exercised within [***] after expiration of the applicable Remediation Period and the effective date of termination shall be the date for termination as provided in such Notice.

1.Material Breaches. Material Breaches by Patheon include but are not limited to:
(1)If Patheon fails to meet quantities or otherwise fails to timely deliver certain quantities over the [***] periods established under Section 5.1 Initial Commitment;
(2)if Patheon is in material breach of the terms of any SOW in effect under the MDA and fails to remedy such breach within the Remediation Period referenced in Section 11.3(a) above; and
(3)if Patheon fails an FDA inspection in such a manner that Patheon cannot produce and timely Release Product as required under the CSA.
(2)For Other Significant Events Triggering Termination Rights. In addition to its rights under 11.3(a) above, Tricida may terminate this CSA upon Notice to Patheon for the following reasons:
1.Material Adverse Event. At any time after a material adverse event (e.g., a clinical hold ordered by the FDA) that, individually or in the aggregate with all other actual changes, events and effects, materially delays or impairs, or otherwise materially adversely affects Tricida’s ability to obtain or maintain regulatory approval in the United States (“Material Adverse Event”);
2.Applicable Law or FDA Action. If the manufacture, distribution or sale of the Product or any Final Dosage Product in the United States would materially contravene any existing or new applicable law or the FDA takes any action with respect to the Product, or the manufacturing, packaging or distribution or facilities thereof (that does not constitute a breach by Patheon) which prevents Tricida from commercializing the Product or any Final Dosage Product in the United States (including if the Product is found to be defective or dangerous to human health) which cannot be brought into compliance within the period set out in the notice or applicable law or the period agreed to by Tricida and the FDA (or if none is so provided, then within a ninety (90) day period of time following the notice of non-compliance or violation), by providing prompt Notice of termination, with the effective date of termination to be the date on which such Notice is given;
3.Failure to Obtain Regulatory Approval. If Tricida does not obtain Regulatory Approval of the Product by [***] and provides Notice of termination to Patheon within [***] from such date;
4.Termination of Commercialization. If Tricida finally and irrevocably terminates its commercialization of the Product or any Final Dosage Product in the United States at any time or fails to launch the Product or any Final Dosage Product in the United States by March 31, 2022, then Tricida may terminate this CSA by providing notice within thirty (30) days of such decision. For the purpose of clarity, the Parties agree and understand that any sale, licensing or other transfer of Tricida’s rights in the Product or Final Dosage Product or the licensing of the right to market the Product or Final Dosage Product in the United States shall not constitute an abandonment of the commercialization of the Product; or

(i)Termination as Provided for Under Section 16 Force Majeure. Each Party shall have the rights of termination as provided for under Section 16 Force Majeure.
d.Consequences of Termination.
(1)Termination for Breach by Patheon. If Tricida terminates this CSA for a Material Breach as provided for in Section 11.3(a), then Patheon shall [***]. The table set forth below under this Section 11.4(a) sets forth the applicable percentages. A termination that occurs in accordance with the terms of Section 11.3(a) shall otherwise be without penalty or cancellation charges; provided, however that Tricida shall remain liable for any amounts that had accrued with respect to fulfilled Orders and work in progress up to termination. Patheon will deliver any [***] in inventory to a location designated by Tricida, and upon shipment Patheon will submit an invoice for properly Released [***] to Tricida for reimbursement of the actual cost paid by Patheon (net of any payment for such [***] previously made by Tricida) for such [***], if not already invoiced.

Date of Termination	Repayment of the [***] Percentage
On or before [***]	[***]%
After [***]	[***]%
After [***]	[***]%
After [***]	[***]%
After [***]	[***]%
After [***]	[***]%
After [***]	[***]%
After [***]	[***]%
After [***]	[***]%
After [***]	[***]%

(2)Other Termination. If Tricida terminates this CSA as provided under Section 11.3(b) or Section 11.3(c) or if Patheon terminates this CSA for Breach by Tricida under Section 11.3(a), Patheon shall cease Manufacture of the Product as of the effective date of termination as provided in the applicable subsection and Tricida shall pay the portion of the [***] (net of any [***]) that has not yet been [***]. Furthermore, Tricida shall (i) pay Patheon the Price for the quantities in Firm Orders for Product filled through termination and (ii) reimburse Patheon for [***] (as defined below) multiplied by the quantity of [***] in all [***] as of the effective date of termination and (iii) reimburse Patheon for the [***] multiplied by the [***] reflected in [***] of the [***] under Section 5.2 that are not yet part of a [***]. Patheon will deliver any Product, [***] and other Raw Materials in inventory to a location designated by Tricida, and upon shipment Patheon will submit an invoice for the amounts under (i), (ii), [***] and other Raw Materials in inventory delivered pursuant to this Section (net of any payment for such [***] previously made by Tricida) and any [***]. “[***]” means the [***] for the relevant [***] not to be expended if [***] does not occur. Tricida also agrees [***] which arise as a result of [***]. Patheon will use [***]. For the avoidance of doubt, [***] shall exclude [***] to the extent [***] has [***] for its [***] in the [***] upon the expiration of the [***] or [***] pursuant to Section [***].

For the purpose of clarity, the Parties acknowledge and agree that Tricida shall have no obligation to reimburse Patheon for the portion of the [***] that has not yet been depreciated under any termination event that is not referenced in this Subsection (b).
(c) [***] Costs. Furthermore, if Tricida terminates this CSA as provided under Section 11.3(b) or if Patheon terminates this CSA for Breach by Tricida under Section 11.3(a), Tricida shall pay to Patheon the [***] Costs. “[***] Costs” means the [***] incurred by Patheon to [***] and [***] based on the [***]. Patheon is at its discretion entitled to [***] that constitutes the [***] and to [***] within a period of [***] from [***]. Invoices for [***] Costs shall be payable within [***] from receipt. For the purpose of clarity, the Parties acknowledge and agree that Tricida shall have [***] to reimburse Patheon for [***] Costs under any termination event that is not referenced in this Subsection 11.4(c).
(d) Return of Proprietary Information. Upon expiration or earlier termination of this CSA, each Party shall, upon the request of the other Party, return to such Party, or destroy and certify in writing to the destruction of, all of such Party’s Proprietary Information in its possession or under its control; provided, however, that a Party may retain copies of the other Party’s Proprietary Information as required for regulatory purposes and/or to demonstrate compliance with the terms of this CSA.
(e) Other Accrued Liabilities. The liability of a Party arising from a termination event shall be limited to the amounts provided under this Section 11.4; provided, however, that termination of this CSA will not affect any rights of either Party that have accrued as of the date of termination. To the extent either Party’s has an obligation under this Section but such obligations under this Section are not fully performed as of the effective date of expiration or termination of this CSA, the terms of this CSA applicable to such obligations shall continue in effect until such obligations are performed in full.
7.INTELLECTUAL PROPERTY
a.Ownership. All Tricida Background IP remains the sole property of Tricida. All Patheon Background IP remains the sole property of Patheon. Except as expressly permitted under this CSA, neither Party shall have any claims to or rights in or to such separate Background IP of the other Party. All Results shall be owned by Tricida and Patheon shall irrevocably assign, transfer, and convey and hereby irrevocably assigns, transfers and conveys all right, title and interest in and to such Results such that the Results shall be the sole property of Tricida. All of Patheon’s employees and subcontractors will be under binding written agreements that assign, transfer and convey and Patheon will cause such employees and subcontractors to assign, transfer and convey all right, title and interest in and to such Results such that the Results shall be the sole property of Tricida.
b.License to Tricida Background IP and Results. During the Term (defined below), Tricida grants a royalty-free, non-exclusive, worldwide, fully-paid, license to Patheon under Tricida Background IP and Results for the performance of Services under the terms of this CSA. For the sole purpose of performing Services, such license to Tricida Background IP and Results shall be sublicensable to Patheon’s Affiliates and/or subcontractors upon Tricida’s prior written approval. Additionally, Tricida grants [***] (as further provided in this Section 12.2 herein) [***] under Tricida’s rights to [***]; provided further that such [***] are other than (i) [***] and (ii) [***] that may be [***] and [***] having the capability to [***]. Such license to [***] shall be [***], and only for [***]. Patheon shall be responsible for ensuring that its [***] is only for [***]. In addition to any other remedies available at law or in equity, in the event of a violation of this Section 12.2 with respect to [***], Tricida shall have the right to revoke the license to [***] by written notice to Patheon.
c.License to Patheon Background IP. Patheon shall not incorporate any Third Party Intellectual Property or Patheon Background IP into any development, process or deliverable under this CSA, including the Product, without the prior written approval of Tricida. If Patheon Background IP is incorporated, with or without Tricida’s consent, Patheon grants a royalty-free, non-exclusive, worldwide, fully-paid, perpetual, irrevocable, transferable, sublicensable license to Tricida under Patheon’s rights to Patheon Background IP to make, use, sell, offer for sale, have made, import, export or otherwise exploit API, any product containing API, or any other pharmaceutical inside the Field.

8.INSURANCE
a.Policies.
(1)Insurance Coverage Generally. During the term of this CSA and for a period of no less than three (3) years thereafter, each Party will maintain:
1.Employer’s liability insurance with a limit of not less than [***]; and
2.Commercial general liability, with limits of [***];
3.Umbrella liability, in excess of the above coverages for employer’s liability and general liability, with a limit per occurrence of [***];
4.Products liability, which may be satisfied through a combination of product liability and umbrella coverage (provided such umbrella coverage does not exceed [***] of such combination) but is to be exclusive of the above coverage for general liability, with a per claim limit of [***].
(i)Workers Compensation Insurance. With respect to Patheon and any Services or Manufacturing to be performed in the United States under this CSA or any SOW, Workers Compensation insurance (or self-insurance approved by the applicable state regulatory agency).
b.General Insurance Provisions.
(1)Insurance required herein will be underwritten by insurers with A. M. Best ratings of not less than A- (Excellent) and Financial Class VII.
(2)Throughout the Term, each Party will provide the other Party with [***] advance written notice of cancellation, non-renewal or material reduction of the insurance required herein that has not already been replaced by another insurance policy.
(3)Upon written request, a Party will provide the requesting Party with a valid, current certificate of insurance as evidence of the insurance required herein.
(4)The insurance required herein may be satisfied by a combination of primary and excess insurance policies; each Party may choose deductibles and/or self-insured retentions that it deems appropriate, however such deductibles and/or self-insured retentions are at such Party’s sole risk.
(5)Nothing in this Section shall be construed as limiting either Party’s obligations elsewhere under this CSA.
9.CONFIDENTIALITY
a.Proprietary Information. Each of Patheon and Tricida (including their Representatives (defined below)) agrees to keep confidential any and all confidential and/or proprietary information and materials, in verbal, written, graphic, electronic, photographic, recorded, prototype or sample form either generated by a Party or otherwise disclosed hereunder or through any prior disclosure by one Party to the other Party and/or its Affiliates in connection with this CSA, including but not limited to scientific, technical, financial, trade or business information formulations, methods, processes, chemical structures, technology base, proprietary position, know-how, pricing and financial information, marketing plans, audit findings, inspection results and validation testing, business strategies in connection with or concerning Tricida and its projects and all disease areas, therapeutic targets, mechanisms, processes, compositions of matter, and experimental results therewith (“Proprietary Information”). The confidential information disclosed by Patheon under this CSA is described as and includes its interest in Tricida projects, and technical and business information disclosed to Tricida and its Representatives. The discussions and the terms of this CSA are the Proprietary Information of both Parties. All discussions between members of the JSC and SMT shall be deemed to be Proprietary Information. A Party’s failure to mark information as confidential or with a similar designation or to reduce such oral information to writing shall not disqualify such information from being Proprietary Information to the extent a reasonable person would in good faith consider such orally disclosed information to be proprietary and/or confidential.
b.Uses; Disclosures. The receiving party shall use the Proprietary Information solely for the purpose of carrying out its rights and obligations contained in this CSA and any rights and obligations under any existing SOW, as needed. The receiving party agrees not to disclose such Proprietary Information to any person or entity, except to its Affiliates and to its and its Affiliates’ employees, directors, officers, agents, contractors, and/or designees having a need to know the information in order to fulfill such Party’s obligations hereunder and who are under confidentiality and non-use obligations at least as restrictive as those contained herein (each a “Representative”). Each Party agrees to be responsible for any breach of this Section by any of its Representatives and primarily liable for the compliance of its Representatives with the terms of this CSA. A receiving party shall use at least the same degree of care that it uses to safeguard and maintain the confidentiality of its own proprietary information, which in no event shall be less than a reasonable degree of care. For purposes of this Section, disclosure of Proprietary Information by Affiliates or Representatives of a Party shall be deemed to be disclosure made by that Party. Furthermore a receiving party agrees not to analyze or have a Third Party analyze any tangible products or materials constituting Proprietary Information for chemical composition or content without prior written authorization from the disclosing Party. For purposes of this Section, if a Party makes a request in writing for disclosure (“Requesting Party” and a “Request” respectively) that the other Party share the Requesting Party’s Proprietary Information with a Third Party that is not a Representative of the Party receiving the written request (a “Third Party Recipient”), the Party receiving such Request may treat such Request as consent for the disclosure of such information in accordance with the Request terms and the Requesting Party shall be responsible for taking any actions necessary to make the Third Party Recipient its Representative under confidentiality obligations or a party to a confidentiality agreement to protect the confidentiality of such information being disclosed and the Party receiving the Request shall be deemed not to be in breach of this Section if the disclosure is made in accordance with the Request. The terms of this CSA may be disclosed by Tricida, acting in good faith, to prospective collaboration partners in connection with due diligence requests and for similar purposes; provided, however, that the prospective collaboration partners agree to keep the terms of this CSA confidential on terms similar to those contained in this Section.

c.Exclusions. The obligations imposed by this Section shall not apply to any Proprietary Information which the receiving party can prove by contemporaneous evidence:
(1)at the time of disclosure is in the public domain;
(2)after disclosure becomes part of the public domain by publication or otherwise, through no fault of the receiving party;
(3)at the time of disclosure is already in the receiving party’s possession and was not made available to the receiving party by anyone owing an obligation of confidentiality or nonuse to the disclosing party;
(4)is rightfully made available to the receiving party from sources independent of the disclosing party; or
(5)is independently developed by the receiving party without reference to or any other use of any Proprietary Information;
(6)is legally required to be disclosed in the course of litigation or other legal or administrative proceedings or otherwise as required by law (including the rules and regulations of any national stock exchange on which such Party’s securities are or may be traded); provided that, in all cases, the Party receiving the Proprietary Information shall, to the extent permitted, give the other Party prompt notice of the pending disclosure and shall reasonably cooperate in such other Party’s attempts, at such other Party’s sole expense, to seek an opportunity to intercede to oppose, limit or condition such disclosure prior to the receiving Party making any disclosure. If the disclosing party is not successful in opposing such process, the receiving party may disclose Proprietary Information of the disclosing party to the extent required by law or regulation; provided, however, that prior to making any such legally required disclosure, the receiving party shall give the disclosing party as much prior notice of the requirement for and contents of such disclosure as is practicable under the circumstances.
d.Publicity. Neither Party shall originate any publicity, news release, or other announcement regarding this CSA or the relationship or activities of the Parties thereunder, written or oral, whether to the public press, the trade, its customers, or the other Party’s customers without the prior written approval of the other Party, which approval shall not be unreasonably withheld or condition; provided, however, that any Party may make any public disclosure that it believes in good faith to be required by Applicable Laws or any listing or trading agreement concerning securities to be publicly traded without the need for prior disclosure (in which case the Party making the public disclosure will use commercially reasonable efforts to advise the other Party before making the disclosure).
e.Period of Confidentiality. The obligation of confidentiality and nonuse set forth in this Section shall survive for a period of [***] beyond the termination or expiration of this CSA.
f.No License. Each Party hereby retains its entire right, title and interest, including all Intellectual Property rights, in and to all of its Proprietary Information, including its Background Information. No assignment, grant, option, license or other transfer of any right, title or interest whatsoever is granted in the Proprietary Information other than the limited right to use Proprietary Information as set out in this Section or any license or other rights provided in Section 12 Intellectual Property. A disclosing party grants no rights or licenses, including without limitation Intellectual Property rights (such as trademarks, inventions, copyrights, or patents), to a receiving party under this CSA, and the disclosure of Proprietary Information to a receiving party by a disclosing party shall not result in any obligation to grant any such rights or licenses.
g.Relief; Injunctive Relief. In the event that a Party has knowledge of any breach of this Section 14, the Party shall promptly give notice thereof to the other Party. Each Party, as a potential receiving party, acknowledges that money damages would not be a sufficient remedy for the disclosing party in the event of any breach of this CSA and that disclosing party is entitled to seek specific performance and injunctive or other equitable relief as a remedy for any such breach, and the receiving party further agrees to waive any requirement for the posting of any bond in connection with any such remedy. Any such remedy will not be deemed to be the exclusive remedy for breach of this CSA but shall be in addition to all other remedies available at law or equity to the disclosing party.
h.Return/Destruction of Information. Upon expiration or earlier termination of this CSA, each Party shall, upon the request of the other Party, return to such Party, or destroy and certify in writing to the destruction of, all of such Party’s Proprietary Information in its possession or under its control; provided, however, that a Party may retain one copy of the other Party’s Proprietary Information as required for regulatory purposes and/or to demonstrate compliance with the terms of this CSA.
i.Existing Confidentiality Agreements. The Parties hereto acknowledge that other confidentiality agreements may have been entered into prior to the Effective Date of this CSA and that such agreements shall remain in full force and effect and with respect to the [***] SOWs shall continue to apply with respect to any period prior to the Effective Date of this CSA.
10.INDEMNIFICATION, LIMITATION OF LIABILITY
a.Indemnification by Patheon. Patheon shall indemnify, defend and save harmless Tricida and its Affiliates, and each of their respective officers, directors, and employees and their permitted successors and assigns (“Tricida Indemnitees”) from and against and all claims, demands and actions brought or asserted by third parties (each a “Claim”), and resulting costs, expenses, liabilities, damages, losses and fees, including reasonable attorneys’ fees (“Losses”), resulting from claims of any kind and character by a Third Party to the extent arising from (i) Patheon’s breach of any of its obligations under this CSA, including without limitation the failure of any representation or breach of any warranty made by Patheon in this CSA; and (ii) personal injury or property damage caused by Patheon’s negligent acts or omissions or willful misconduct. Notwithstanding the foregoing, no Tricida Indemnitee shall be entitled to indemnification under this Section 15.1 for any Claims and Losses to the extent arising from (a) the negligence or more culpable acts of any Tricida Indemnitee or any person under the control of Tricida or its Affiliates, (b) any accident or property damage at the Facility caused by Tricida or its personnel, (c) the breach by and Tricida Indemnitee or any Person under the control of Tricida or its Affiliates of any Applicable Laws or Tricida’s breach of the terms of this CSA, or (d) any claim or misrepresentation of infringement to the extent arising from the use of Tricida Intellectual Property and other technology provided by Tricida to Patheon for the Manufacture of Product hereunder.

b.Indemnification by Tricida. Tricida will indemnify, defend and save harmless Patheon and its Affiliates, and each of their respective officers, directors, employees and representatives and their permitted successors and assigns (“Patheon Indemnitees”) from and against all Claims and Losses, resulting from claims of any kind and character by a Third Party to the extent arising from (i) claims that the API or any other product, process or service owned or controlled by Tricida misappropriates or infringes the proprietary rights of any Third Party (except to the extent such claims are attributable to the use of Patheon Intellectual Property); (ii) Tricida’s breach of any of its obligations under this CSA, including without limitation the failure of any representation or breach of any warranty made by Tricida in this CSA; (iii) Patheon’s performance of the Services in full compliance with this CSA and any applicable SOW(s); (iv) the sale or distribution by Tricida, its Affiliates, licensees, permitted successors and assignees, or other collaboration partners of the Product that was Manufactured by Patheon in full compliance with this CSA and any applicable SOWs, (v) the use of Product Manufactured by Patheon in full compliance with this CSA and any applicable SOW(s) or Final Dosage Product derived from Product Manufactured by Patheon in full compliance with this CSA and any applicable SOW(s); and (vi) personal injury or property damage caused by Tricida’s negligent acts or omissions or willful misconduct. Notwithstanding the foregoing, no Patheon Indemnitee shall be entitled to indemnification under this Section 15.2 for any Claims and Losses to the extent arising from (a) from the negligence or more culpable acts of any Patheon Indemnitee or any Person under the control of Patheon or its Affiliates; (b) the breach by any Patheon Indemnitee or any Person under the control of Patheon or its Affiliates of any Applicable Law or Patheon’s breach of any of the terms of this CSA; (c) any claim for misappropriation or infringement arising from the use of Patheon Intellectual Property.
c.Indemnification Procedures. A Party (the “Indemnitee”) which intends to claim indemnification under this Section 15 shall promptly notify the other Party (the “Indemnitor”) in writing of any action, claim or other matter in respect of which the Indemnitee or any of its Affiliates, and its and their directors, officers, employees or agents intend to claim such indemnification; provided however, that the failure to provide such notice within a reasonable period of time shall not relieve the Indemnitor of any of its obligations hereunder except to the extent the Indemnitor is prejudiced by such failure. The indemnified party shall cooperate fully with the Indemnitor and its legal representatives in the investigation, negotiation, compromise, settlement and defense of any action, claim or other matter covered by this indemnification, at the Indemnitor’s sole cost and expense. The Indemnitor shall be in charge of and control of any such investigation, negotiation, compromise, settlement and defense and shall have the right to select counsel with respect thereto. In no event shall the Indemnitor or Indemnitee compromise or settle any such matter without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed and in no event shall a Party be bound by any compromise or settlement that was made absent its prior written consent. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own cost and expense.
d.LIMITATIONS OF LIABILITY.
(a) Subject to Section 15.4(c), the maximum aggregate liability of Patheon in any calendar year, whether in contract or tort (including negligence) for breach, misrepresentation, breach of any duty (including strict liability) or otherwise shall be limited to [***] of the amounts [***] in the [***] in which the [***]. The remedies providing for replacement of Product or full refund or credits of any amounts paid or payable provided for under Section 9.5 Remedy for

Nonconformity with Product Warranty are not subject to the limitation in the preceding sentence.
(b) Subject to Section 15.4(d), neither party shall be liable to the other Party under or in relation to this csa (including, for the avoidance of doubt, under or in relation to any indemnity given in this CSA) for (i) any loss of REVENUE OR profit, anticipated savings, business or goodwill (in each case whether direct or indirect), or (ii) any other consequential and indirect loss or damage. For clarity, with respect to claims by one party against the other party, the liability of a party, whether in law or in equity, shall be limited to direct damages only, unless expressly provided otherwise in this CSA, including as provided under section 11.4 Consequences of Termination. for the purposes of this Section 15.4(b) Tricida’s reasonable costs for product manufacture shall be considered direct damages.
(c) Notwithstanding any other provision of this Agreement, nothing in this CSA shall exclude or limit either Party’s liability for (i) death or personal injury resulting from that Party’s negligence or that of its Affiliates or any of their officers, employees, agents or subcontractors (as applicable), (ii) fraud or fraudulent misrepresentation by it, its Affiliates or any of their officers or its employees, (iii) gross negligence, (iv) the indemnification obligations under Sections 15.1 and 15.2, (v) breach of the confidentiality obligations under this CSA or (vi) any other liability to the extent that the same may not be excluded or limited as a matter of law.
(d) For clarity, claims made with respect to any failure by Tricida to pay invoices for Product, Raw Material [***], Services or the [***] shall not be subject to the liability limitations in this Section 15.
11.FORCE MAJEURE. If Patheon or Tricida is delayed or prevented in performing any of its respective obligations under this CSA (except in respect of any obligation to pay money), in each case in whole or in part, by reason of Force Majeure, such delay shall be excused during the continuance of and to the extent of such Force Majeure provided that the affected Party is using diligent efforts to end the failure or delay and ensure the effects of such event of Force Majeure are minimized. The Party suffering a Force Majeure event shall give notice within three (3) business days of the Force Majeure event to the other Party, stating the period of time the occurrence is expected to continue and shall also notify the other Party of the termination of such event. Resumption of obligations shall be made as soon as reasonably possible after the removal of such Force Majeure event and the time for performance of this CSA shall be extended for a period equal to the duration of such cause and the time reasonably necessary to effect a cure of the Force Majeure event. Notwithstanding any contrary terms herein, in the event any Force Majeure event continues beyond [***], the other Party shall have the right to terminate this CSA and/or any affected SOW upon not less than [***].
12.NOTICES. All notices, requests, demands and other communications required or permitted under this CSA shall be in writing and shall be deemed to have been duly given, made and received only when delivered: (i) personally; or (ii) by overnight courier service such as Federal Express at the address set forth below. Either Party may alter the address to which communications or copies are to be sent by giving notice of such change of address to the other Parties in conformity with the provision of this Section for the giving of notice.
If to Patheon: Patheon Austria GmbH & Co KG
St. Peter Strasse 25

4021 Linz, Austria
Attention: General Manager

If to Tricida:
Tricida, Inc.
7000 Shoreline Court, Suite 201
South San Francisco, CA 94080
Attention: [***] E-mail: [***]
With a copy to E-mail: [***]

With a copy to:
Tricida, Inc.
7000 Shoreline Court, Suite 201
South San Francisco, CA 94080
Attn: [***]
E-mail: [***]
or to other such address or addresses as may be specified from time to time in a written notice.
13.MISCELLANEOUS PROVISIONS
a.Assignment. Neither Party shall have the right to assign any or all of its rights or obligations under this CSA without the other Party’s prior written consent, which consent shall not unreasonably be withheld, delayed or conditioned. Notwithstanding the foregoing, prior written consent shall not be required in connection with a merger, reorganization, consolidation, or a sale of all or substantially all of a Party’s assets or relevant business to which this CSA relates to a third party having at least equal credit worthiness. This CSA is binding upon, and will inure to the benefit of, the Parties and their respective successors and permitted assigns.
b.Relationship. Except to the extent the Parties otherwise agree in writing, the Parties understand that Patheon, in performing the Services, is acting solely in the capacity of an independent contractor, and that Patheon is not an agent, servant, partner or employee of Tricida or any Affiliate, agent, licensee, or other designate of Tricida. Patheon will be responsible for making appropriate deductions for tax and national insurance contributions from the remuneration which it pays to its personnel (including without limitation its employees and contractors). Patheon shall be solely and entirely responsible for its activities and for the activities of Patheon’s agents, employees, contractors and servants during the performance of this CSA.
c.Waivers. The failure of either Party at any time to enforce any of the terms, provisions or conditions of this CSA or to exercise any right under this CSA shall not constitute a waiver of the same or affect that Party’s right thereafter to enforce the same. To be effective a waiver must be expressly given in signed writing by the Party against whom such waiver is asserted.

d.Severability. If any provision of this CSA is held to be illegal, invalid or unenforceable under present or future laws or court decisions effective while this CSA remains in effect or which become effective with respect to a provision which survives the expiration or earlier termination of this CSA, the legality, validity and enforceability of the remaining provisions shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this CSA a provision that is legal, valid and enforceable, and as similar in terms to such illegal, invalid or unenforceable provision as may be possible while giving effect to the benefits and burdens for which the Parties have bargained hereunder.
e.English Language. The English language version of this CSA shall be controlling, notwithstanding any translation thereof into another language.
f.Counterparts. This CSA may be executed in separate counterparts, and electronically, each of which when so executed and delivered shall be a legally-binding original and all such counterparts shall together constitute one and the same instrument, binding on both Parties, notwithstanding that each of the Parties may have signed different counterparts. The Parties agree that delivery of an executed counterpart signature hereof by facsimile transmission, by electronic mail in “portable document format” form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.
g.Entirety; Order of Precedence. The Parties hereto agree that the provisions set forth in any appendix, schedule, or exhibit attached hereto (“Exhibit”), are hereby incorporated by reference in this CSA as if fully set forth herein. For the purpose of clarity, all SOWs prior to and including the [***] SOW shall remain subject to the terms of the MDA. This CSA, including any Exhibits referenced herein, Statements of Work referencing this CSA, together with the Quality Agreement, constitutes the full understanding of the Parties and is the final and complete expression of their agreement with respect to the specific subject matter hereof, and supersedes any previous or contemporaneous oral or written agreements regarding such subject matter. In the event of any conflicts or inconsistencies between the terms in the body of this CSA and any Exhibits, or document incorporated herein, including any executed SOW and the Quality Agreement, unless otherwise provided in this CSA, the terms set forth in the body of this CSA will expressly and exclusively govern all other provisions regarding the Manufacture, purchase and sale of all Product between the Parties and all terms, obligations, responsibility, and liability regarding same to the extent that such other terms cannot otherwise be harmonized; provided, however that with respect to the terms governing any technical quality matters, the terms in the Quality Agreement shall control over all documents, including the terms in the body of this CSA, unless otherwise agreed by the Parties in a signed writing. The terms of any SOW shall control over the terms in the body of this CSA only (a) when the terms in the body of this CSA provide that to be the case or (b) when the SOW makes references to specific sections of this CSA or any of its attachments and/or also expressly provides that the Parties are explicitly agreeing that the terms in the SOW are to control over such other terms. As between the terms set forth in the Quality Agreement and any other Exhibit or SOW, the Quality Agreement shall control for all technical quality matters and the terms of any SOW shall otherwise control over any Exhibit or other document and the other Exhibits shall control over any other document to the extent that such terms cannot be otherwise harmonized. Nothing herein shall be construed as a termination or modification of the MDA or any prior nondisclosure or similar agreement between the Parties. No modification or amendment to this CSA shall result from the receipt, acceptance, signing or acknowledgment of any Party’s order acknowledgements, invoices, shipping documents or other business forms containing terms or conditions in addition to or different from the terms and conditions set forth in this CSA, and the terms in the body of this CSA shall supersede any provision in any Firm Order or other document (other than the Quality Agreement) that is in addition to or inconsistent with the terms of this CSA.
h.Rules of Construction. This CSA shall be construed within its fair meaning, with no inference drawn against either Party as the drafting Party. Any reference, express or implied, to any law includes references to that law as amended, extended or applied by or under any other law (before or after the Effective Date) and any subordinate legislation made (before or after the Effective Date) under that law, as amended, extended or applied. The headings in this CSA are for reference only and do not affect the interpretation or scope of this CSA or any provision herein. Wherever any provision of this CSA uses the term “including” (or “includes”), such term shall be deemed to mean “including, without limitation” and “including, but not limited to.”
i.Amendments. No modification, amendment or change to this CSA or any SOW shall be effective or bind any Party unless set forth in writing, duly executed by the Parties. Either Party’s waiver of any requirement or obligation arising under this CSA shall not operate or be construed as a subsequent waiver thereof. This CSA may be executed in one or more counterparts, each of which shall be an original but all of which will constitute one instrument. If any provision contained in this CSA shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not invalidate this entire Agreement.
j.Survival of Provisions. The rights and obligations of each of the Parties which by intent or meaning have validity beyond such termination for any reason or expiration shall survive the termination or expiration of this CSA and/or any SOW, including but not limited to those under the provisions of Section 1 Definitions, Section 6 Quality Agreement; Change in Specifications; Other Matters, Section 5.18 Invoicing; Payment Terms, Section 6 Quality Agreement; Changes in Specifications; Other Matters, Section 9 Inspection; Warranties, Section 10 Audits and Inspections; Safety Issues, Section 11 Term; Renewal; Termination, Section 12 Intellectual Property, Section 13 Insurance, Section 14 Confidentiality, Section 15 Indemnification; Limitations of Liability, Section 18 Miscellaneous Provisions and Section 19 Governing Law; Dispute Resolution of this CSA, notwithstanding the expiration or termination of this CSA for any reason and the terms of this CSA shall continue in effect for the limited purpose of giving effect to such provisions.
k.No Third Party Beneficiaries. This CSA is entered into solely for the benefit of the Parties hereto, and the provisions of this CSA shall be for the sole and exclusive benefit of such Parties. Nothing herein contained shall be deemed to create any third party beneficiaries or confer any benefit or rights on or to any Person not a party hereto, and no Third Party shall be entitled to enforce any provisions hereof or exercise any rights hereunder.
14.GOVERNING LAW; DISPUTE RESOLUTION.
a.Forum; Governing Law. This CSA will be governed and construed in accordance with the laws of [***], as such laws are applied to contracts entered into and to be performed within [***], without regard to any conflicts of law provisions and excluding the United Nations Convention on Contracts for the International Sale of Goods. Any arbitration shall be administered in [***], by the American Arbitration Association (“AAA”) pursuant to the United States Arbitration Act and AAA Commercial Arbitration Rules and AAA Procedures, as then in effect (“AAA Rules”), which AAA Rules are deemed to be incorporated by reference herein, subject to the any Party-agreed procedures set forth in this CSA, including but not limited to those in Section 19.2. At the option of any Party, any hearing shall take place, as to that Party, by live video teleconference to permit that Party to participate in the hearing, on [***], without traveling to [***]. Except as provided in this Section 19, each Party hereby waives any and all rights to institute a proceeding in any court and, without limiting the foregoing, further waives any and all rights to a trial by jury with respect to any dispute hereunder.
b.Negotiation; Arbitration. Except as otherwise provided in this CSA, in the event of any dispute or claim between the Parties arising out of or relating to this CSA, or a breach thereof, the Parties hereto shall consult and negotiate with each other and, recognizing their mutual interests, attempt to reach a satisfactory resolution by good faith discussions. If the Parties do not reach such resolution within a period of [***], then, upon Notice by one Party to the other, any unresolved dispute or claim shall be finally resolved by submission to final and binding arbitration, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction.
The arbitration will be conducted in the English language. Within [***] of the Notice to arbitrate, the Parties shall mutually agree upon a single arbitrator, with reasonable experience in the pharmaceutical drug substance and chemical manufacturing business. If the Parties are unable to agree upon a single arbitrator with such experience, then within [***] thereafter, each Party shall select an arbitrator with reasonable experience in the pharmaceutical drug substance and chemical manufacturing business. The two (2) selected arbitrators shall then promptly select a third arbitrator with reasonable experience in the pharmaceutical drug substance and chemical manufacturing business. If the two (2) selected arbitrators are unable to agree upon the third arbitrator, the third arbitrator shall appointed by American Arbitration Association pursuant to the AAA Rules.
Each Party shall bear its own attorneys’ fees and associated costs and expenses. The Parties shall share equally the costs of the arbitrator(s). Nothing in this Section shall serve to limit or impair a Party’s right(s) to equitable relief in any court of competent jurisdiction (without the posting of bond) or to enforce any decision in any court of competent jurisdiction. The award of the arbitrators shall be accompanied by a statement of the reasons upon which the award is based, shall be the final binding disposition on the merits, and shall not be appealable to any court in any jurisdiction. In the event a court of competent jurisdiction determines that this CSA is invalid or unenforceable for any reason, this Section shall not be affected thereby and shall be given full effect without regard to the invalidity or unenforceability of the remainder of this CSA.
[Signatures appear on following page]

[SIGNATURE PAGE TO MANUFACTURING AND COMMERCIAL SUPPLY AGREEMENT]
IN WITNESS WHEREOF, the Parties hereto have set their hands the day and year first above written.
PATHEON AUSTRIA GMBH & CO KG  TRICIDA, INC.
By: _____________________________  By: ___________________________
Name: __________________________  Name: _________________________
Title: ___________________________  Title: __________________________

EXHIBIT A
[Reserved]
Exhibit b
Facility Investment
* Exhibit HAS BEEN OMITTED BECAUSE CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
Exhibit C

* Exhibit HAS BEEN OMITTED BECAUSE CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Exhibit D

Minimum Commitment of Tricida

•[***] under the [***] SOWs and [***] Product volumes as per Section 5.1 Initial Commitment
•[***] and any subsequent Supply Year during the Term: [***] of Product

* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit E

Pricing

* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1. Price Determination
The Prices for the [***] are set forth in the corresponding SOW for the [***]. Unless otherwise set forth in this Exhibit E or the CSA the [***], excluding [***] costs (“Pricing”), for Firm Order quantities up to [***] is as follows in Table A:

TABLE A

Firm Order Quantities [***]	[***] excluding [***] [€/kg] [***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*Quantities and Prices above [***] may require additional Major Improvements beyond the [***] and [***] included in this CSA.

For Supply Years beginning with Supply Year [***], the Price for Product shall be the [***] set forth below in Table 1 below, subject to [***] following the [***] and [***] relative to the [***] as further described in this Exhibit E.
For the sake of clarity the [***] for the Supply Year [***] does not include the [***] for the execution of [***] and the associated costs will be set forth in a separate SOW. By [***], the Parties shall agree upon the [***] in good faith.
For Supply Year [***], the [***] will be calculated based upon the [***] of the [***] quantities that utilize the [***] contemplated in the [***] and the [***] as specified in Exhibit F.
For [***] and thereafter, the Price will be the [***] as reflected in Table 1, the Manufacturing Costs will be [***] following the [***] described below, and further [***]. In the event the [***] has not been [***] to the [***], the [***] component of the [***] will be [***] relative to the [***] component of the [***] reflected in Table 1 for the corresponding quantity until the [***] is implemented.
The [***] is composed of three components: (i) [***] associated with [***] portion of the [***] (i.e. [***] which are currently capped at [***]), (ii) [***] (which are treated as [***] costs for the purposes of price calculation) and (iii) [***] component as mentioned in Table 1. As further described in this Exhibit E and in the CSA, the Price for Product in a given Supply Year beginning with the [***] Supply Year may deviate from the [***] as a consequence of [***]. For clarity, the costs of the [***] are not included in Table A or Table 1 and will be [***] as set forth in the CSA.
[***]
For product Volumes [***] a [***] of the [***] shall be applied. [***] and [***] related to the relevant product volumes shall be [***] in order to [***].
2. Manufacturing Cost Component Indexation:
The costs set forth in Table 1 are built based on [***]. For the calculation of the [***] applicable in a given [***], [***] of the [***] will follow the [***] as described below:
Starting in [***], and for each calendar year thereafter, the [***] shall be [***] in the [***] of the applicable calendar year either [***] based on [***]; provided however, no such [***] shall ever result in the [***] of more than [***] in the [***] in any [***]. The Parties shall review and confirm the [***] by the last business day of [***] and such [***] will be applied to the [***] for the immediately following Supply Year.
The [***] (after applying the [***]) shall be valid for future [***] only, and not for any [***] which are in progress upon [***] at the last business day of [***] each calendar year.
For clarity, no [***] shall be applied to the prices for the [***].
In Table 1, Raw Materials are assumed to be [***] and the [***] costs ([***] per kg) are assumed to be [***] per year (divided by the applicable Firm Order quantity) and the Manufacturing Cost is the remainder of [***].
3. [***] Cost Component of the [***]
The [***] set forth in Table A is based upon a [***] (i.e. [***] net of [***]) is [***], and includes a [***] cost of [***] of the [***] applied to the Firm Order quantity for the applicable Supply Year. In case the actual final [***] deviates from this range, then the [***] costs as per Table 1 will have to be amended accordingly based on the final actual [***] amount divided by the respective Firm Order quantity. Likewise, in the event Tricida exercises its option under the CSA to fund [***] of the [***], the [***] costs will also be amended accordingly. For example, if the [***] and the Firm Order quantity for a given Supply Year is [***], the annual [***] cost over the [***]-year period will be [***] per year resulting in a [***] cost of [***] per kg for such Supply Year; for clarity, after [***], the [***] cost component will be [***].
It is agreed between the Parties that a [***] of the [***] over [***] up to [***] will be [***]. In such a case the [***] of the [***] will not be considered, and the [***] (i.e. the [***]) will be [***] to the [***]. Any [***] beyond the [***] will be [***] by [***] and not considered in the [***].
4. Price Effect of Changes in [***]

In order to reflect the [***] actually achieved during the [***] and each [***] thereafter, the Manufacturing Cost component of the [***] as per Table 1 as applicable will be multiplied with the factors set forth in Table 2 (“[***]”).
Patheon acknowledges and agrees that in the [***] and thereafter for purposes of the Price calculation, the maximum [***] are set at [***] for [***] and [***] for TRC101, even if the [***] actually achieved by [***] shall be [***].
Table 2 - [***] factors at a [***] size of [***] of TRC101:
[***]

5. Price Effect of [***]
Table 3 (“[***]”) defines [***] in case of using a [***] of [***] for [***]. In this case, the [***] of the [***] as per [***] is to be multiplied with the factors set forth in [***] instead of the factors set forth in [***].
In case of using [***] for [***] between [***] (as assumed in [***]) and [***] (as assumed in [***]) a [***] of the relevant [***] used in [***] has to be [***], and the factors so calculated shall be [***] with the [***] of the [***].
Table 3 - [***] factors at a [***] size of [***] of TRC101:
[***]

6. Certain Calculation Examples
As an example: The [***] size on
[***]

EXHIBIT F

* Exhibit HAS BEEN OMITTED BECAUSE CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED